                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                                                  Free Writting Prospectus
                                                  Filed Pursuant to Rule 433
                                                  Registration No. 333-130545

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[470,358,000] (APPROXIMATE)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-MLN1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                        MORTGAGE LENDERS NETWORK USA, NA
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        MORTGAGE LENDERS NETWORK USA, NA
                                   SUBSERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [18], 2006

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                                   TERM SHEET
                              SEPTEMBER [18], 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-MLN1
                        $[470,358,000] (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                              WAL (YRS)     PAYMENT WINDOW
                             APPROX                           (CALL(5)/        (CALL(5)/      PAYMENT
          CLASS             SIZE ($)          COUPON          MATURITY)        MATURITY)       DELAY
------------------------  -----------  --------------------  -----------  ------------------  -------
CLASS A-1                 316,858,000  LIBOR + [ ] (2), (3)  2.16 / 2.40    1 - 78 / 1 - 183     0
CLASS A-2A                168,579,000  LIBOR + [ ] (2), (3)  1.00 / 1.00     1 - 21 / 1 - 21     0
CLASS A-2B                 55,241,000  LIBOR + [ ] (2), (3)  2.00 / 2.00   21 - 28 / 21 - 28     0
CLASS A-2C                 65,299,000  LIBOR + [ ] (2), (3)  3.41 / 3.41   28 - 72 / 28 - 72     0
CLASS A-2D                 22,651,000  LIBOR + [ ] (2), (3)  6.45 / 8.46  72 - 78 / 72 - 171     0
CLASS M-1                  32,373,000  LIBOR + [ ] (2), (4)  4.86 / 5.39  47 - 78 / 47 - 162     0
CLASS M-2                  29,915,000  LIBOR + [ ] (2), (4)  4.68 / 5.19  44 - 78 / 44 - 154     0
CLASS M-3                  18,031,000  LIBOR + [ ] (2), (4)  4.59 / 5.08  42 - 78 / 42 - 146     0
CLASS M-4                  15,572,000  LIBOR + [ ] (2), (4)  4.54 / 5.01  41 - 78 / 41 - 140     0
CLASS M-5                  14,752,000  LIBOR + [ ] (2), (4)  4.50 / 4.96  40 - 78 / 40 - 134     0
CLASS M-6                  13,933,000  LIBOR + [ ] (2), (4)  4.48 / 4.90  39 - 78 / 39 - 127     0
CLASS B-1                  13,113,000  LIBOR + [ ] (2), (4)  4.45 / 4.83  39 - 78 / 39 - 120     0
CLASS B-2                  11,474,000  LIBOR + [ ] (2), (4)  4.43 / 4.76  38 - 78 / 38 - 112     0
CLASS B-3                   9,425,000  LIBOR + [ ] (2), (4)  4.42 / 4.68  38 - 78 / 38 - 103     0
CLASS B-4(7)               10,245,000  LIBOR + [ ] (2), (4)  4.41 / 4.54   37 - 78 / 37 - 94     0
                          -----------
   TOTAL:                 797,461,000
                          ===========

                                        EXPECTED       STATED         EXPECTED
                           INTEREST       FINAL         FINAL         RATINGS
          CLASS             ACCRUAL   MATURITY (5)  MATURITY (6)  (S&P / MOODY'S)
------------------------  ----------  ------------  ------------  ---------------
CLASS A-1                 Actual/360    Mar-2013      Jul-2037        AAA/Aaa
CLASS A-2A                Actual/360    Jun-2008      Jul-2037        AAA/Aaa
CLASS A-2B                Actual/360    Jan-2009      Jul-2037        AAA/Aaa
CLASS A-2C                Actual/360    Sep-2012      Jul-2037        AAA/Aaa
CLASS A-2D                Actual/360    Mar-2013      Jul-2037        AAA/Aaa
CLASS M-1                 Actual/360    Mar-2013      Jul-2037        AA+/Aa1
CLASS M-2                 Actual/360    Mar-2013      Jul-2037        AA+/Aa2
CLASS M-3                 Actual/360    Mar-2013      Jul-2037        AA/Aa3
CLASS M-4                 Actual/360    Mar-2013      Jul-2037        AA-/A1
CLASS M-5                 Actual/360    Mar-2013      Jul-2037         A+/A2
CLASS M-6                 Actual/360    Mar-2013      Jul-2037         A/A3
CLASS B-1                 Actual/360    Mar-2013      Jul-2037        A-/Baa1
CLASS B-2                 Actual/360    Mar-2013      Jul-2037       BBB+/Baa2
CLASS B-3                 Actual/360    Mar-2013      Jul-2037       BBB-/Baa3
CLASS B-4(7)              Actual/360    Mar-2013      Jul-2037        BB+/Ba1

   TOTAL:

(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 10%.

(2)  Subject to the related Available Funds Cap and related Maximum Rate Cap.

(3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date, the margin on each of the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates will increase to 2x its respective margin.

(4) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, on the following Distribution Date, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will increase to 1.5x its respective margin.

(5) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Subject to a maximum prepayment speed of 95% CPR. Assumes 10% optional termination occurs.

(6)  Latest maturity date for any mortgage loan plus one year.

(7) The Class B-4 Certificates will not be publicly offered, and will not be offered pursuant to the Prospectus Supplement. The information offered pursuant to the Prospectus Supplement. The information presented herein for the Class B-4 Certificates is provided to assist your understanding of the Offered Certificates.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                  212-449-3659      scott_soltas@ml.com
Vince Mora                    212-449-1435      vince_morajr@ml.com
Brian Kane                    212-449-3660      brian_f_kane@ml.com
Charles Sorrentino            212-449-3659      charles_sorrentino@ml.com
Matthew Sawatzky              212-449-3660      matthew_sawatzky@ml.com
Edgar Seah                    + 813-6225-7803   edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                   212-449-0752      matthew_whalen@ml.com
Paul Park                     212-449-6380      paul_park@ml.com
Tim Loughlin                  212-449-1646      timothy_loughlin@ml.com
Tom Saywell                   212-449-2122      tom_saywell@ml.com
Fred Hubert                   212-449-5071      fred_hubert@ml.com
Alice Chu                     212-449-1701      alice_chu@ml.com
Sonia Lee                     212-449-5067      sonia_lee@ml.com
Keith Singletary              212-449-9431      keith_singletary@ml.com
Calvin Look                   212-449-5029      calvin_look@ml.com
Yimin Ge                      212-449-9401      yimin_ge@ml.com
Hoi Yee Leung                 212-449-1901      hoiyee_leung@ml.com
Mark Dereska                  212-449-1008      mark_dereska@ml.com
Paul Fetch                    212-449-1002      paul_fetch@ml.com

MOODY'S
Timothy Gildner               212-553-2919      timothy.gildner@moodys.com

STANDARD & POOR'S
Jack Kahan                    212-438-1622      jack_kahan@standardandpoors.com
Spencer Van Kirk              212-438-3135      Spencer_van_kirk@standardandpoors.com

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

TITLE OF CERTIFICATES     Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                          Asset-Backed Certificates Series 2006-MLN1, consisting
                          of:

                          Class A-1 Certificates,

                          Class A-2A, Class A-2B, Class A-2C and Class A-2D
                          Certificates (collectively, the "Class A-2
                          Certificates" and together with the Class A-1
                          Certificates, the "Class A Certificates"),

                          Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M
                          Certificates"), and

                          Class B-1, Class B-2, Class B-3 and Class B-4
                          Certificates (collectively, the "Class B
                          Certificates").

                          The Class A, Class M and Class B Certificates other than the Class B-4 Certificates are collectively known as the "Offered Certificates". The Class M and Class B
                          Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER               Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                 Merrill Lynch Mortgage Investors, Inc.

SPONSOR AND SELLER        Merrill Lynch Mortgage Lending, Inc.

ORIGINATOR                Mortgage Lenders Network USA, NA

ISSUING ENTITY            Merrill Lynch Mortgage Investors Trust, Series
                          2006-MLN1

SERVICER                  Wilshire Credit Corporation

SUBSERVICER               Mortgage Lenders Network USA, NA

TRUSTEE                   [LaSalle Bank, N.A.]

CAP PROVIDER              [To be determined].

SWAP COUNTERPARTY         [To be determined]. The Swap Counterparty currently
                          has long term ratings of [To be determined] from
                          Standard & Poor's, [To be determined] from Fitch
                          Ratings and [To be determined] from Moody's Investors
                          Service.

CUT-OFF DATE              September 1, 2006

PRICING DATE              On or about September [ ], 2006

CLOSING DATE              On or about September [29], 2006

DISTRIBUTION DATES        Distribution of principal and interest on the
                          Certificates will be made on the 25th day of each
                          month or, if such day is not a business day, on the
                          first business day thereafter, commencing in October
                          2006.

ERISA CONSIDERATIONS      The Offered Certificates will be ERISA eligible as of
                          the Closing Date. However, while any interest rate
                          swap agreement is in effect, employee benefit plans or
                          other retirement arrangements may not acquire the
                          certificates covered thereby unless such acquisition
                          and holding is covered by and exempt under one of the
                          investor-based exemptions issued by the Department of
                          Labor. Investors should consult with their counsel
                          with respect to the consequences under ERISA and the
                          Internal Revenue Code of an ERISA Plan's acquisition
                          and ownership of such Offered Certificates.

LEGAL INVESTMENT          The Certificates will not constitute "mortgage-related
                          securities" for the purposes of SMMEA.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

TAX STATUS                For federal income tax purposes, the Trust Fund will
                          include two or more segregated asset pools, with
                          respect to which elections will be made to treat each
                          as a "real estate mortgage investment conduit"
                          ("REMIC").

OPTIONAL TERMINATION      The Trustee will be required to effect an auction of
                          the assets of the Issuing Entity when the aggregate
                          stated principal balance of the Mortgage Loans is less
                          than or equal to 10% of the aggregate stated principal
                          balance of the Mortgage Loans as of the Cut-Off Date.
                          The auction will be effected via a solicitation of
                          bids from at least three bidders. Any such auction
                          will result in the termination of the Trust Fund only
                          if the highest bid received is at least equal to the
                          sum of (i) the aggregate outstanding principal balance
                          of the Mortgage Loans, plus accrued interest on the
                          Mortgage Loans, (ii) any unreimbursed out-of-pocket
                          costs and expenses and the principal portion of
                          Advances, in each case previously incurred by the
                          Servicer in the performance of its servicing
                          obligations, (iii) any amounts owed to the Swap
                          Counterparty pursuant to the Swap Contract, and (iv)
                          the costs incurred by the Trustee in connection with
                          such auction.

MORTGAGE LOANS            The Mortgage Loans consist of 4,290 conforming and
                          non-conforming, fixed rate and adjustable rate,
                          conventional closed-end Mortgage Loans with an
                          aggregate principal balance of approximately
                          $819,593,841, secured by first and second lien, level
                          pay, interest-only and balloon mortgages on
                          conventional one to four family residential properties
                          and will be serviced by Wilshire Credit Corporation.
                          The collateral information presented in this term
                          sheet regarding the Mortgage Pool is as of September
                          1, 2006. The information regarding the mortgage loans
                          is based on the principal balance of the mortgage
                          loans as of the Cut-Off Date assuming the timely
                          receipt of principal scheduled to be paid on the
                          mortgage loans on or prior to the Cut-Off date. It is
                          possible that principal prepayments in part or in full
                          may occur between the cut-off date and the closing
                          date. Moreover, certain mortgage loans included in the
                          mortgage loan pool as of the Cut-Off Date may not be
                          included in the final mortgage loan pool due to
                          prepayments in full, or as a result of not meeting the
                          eligibility requirements for the final mortgage loan
                          pool, and certain other mortgage loans may be included
                          in the final mortgage loan pool. As a result of the
                          foregoing, the statistical distribution of
                          characteristics as of the Cut-Off Date and as of the
                          closing date for the final mortgage loan pool may vary
                          somewhat from the statistical distribution of such
                          characteristics as of the Cut-Off Date as presented
                          herein, although such variance should not be material.
                          In addition, the final mortgage loan pool may vary
                          plus or minus 5.0% from the cut-off pool of mortgage
                          loans described in this free writing prospectus.
                          Please see collateral tables herein for additional
                          information.

                          The Mortgage Pool will be divided into two groups:

                          -    Group I Mortgage Loans will consist of
                               approximately 2,547 fixed and adjustable rate
                               Mortgage Loans with an aggregate principal balance of approximately $413,114,224 and with principal balances at origination that conform to principal balance limits of Fannie Mae.

                          -    Group II Mortgage Loans will consist of
                               approximately 1,743 fixed and adjustable rate
                               Mortgage Loans with an aggregate principal balance of approximately $406,479,617 and with principal balances at origination that may or may not conform to principal balance limits of Fannie
                               Mae.

TOTAL DEAL SIZE           Approximately $[797,461,000]

ADMINISTRATIVE FEES       50bps per annum (payable monthly) on the stated
                          principal balance of the Mortgage Loans serviced by
                          Wilshire Credit Corporation.

CREDIT ENHANCEMENTS       1.   Excess interest

                          2.   Over-Collateralization

                          3.   Subordination

                          4.   Net Swap Payments received from the Swap
                               Counterparty (if any)

EXCESS INTEREST           Excess interest cashflow will be available as credit
                          enhancement.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

OVER-COLLATERALIZATION    The over-collateralization ("O/C") amount is equal to
                          the excess of the aggregate principal balance of the
                          Mortgage Loans over the aggregate principal balance of
                          the Certificates. On the Closing Date, the
                          over-collateralization amount will equal approximately
                          2.70% of the aggregate principal balance of the
                          Mortgage Loans as of the Cut-Off Date. To the extent
                          the over-collateralization amount is reduced below the
                          over-collateralization target amount (i.e., 2.70% of
                          the aggregate principal balance of the Mortgage Loans
                          as of the Cut-Off Date), excess cashflow will be
                          directed to build O/C until the over-collateralization
                          target amount is restored.

                          Initial: Approximately 2.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                          Target: 2.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date before stepdown, 5.40% of the current balance of the Mortgage
                          Loans after stepdown

                          Floor: 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date

                          (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):         CLASSES    RATING (S/M)   SUBORDINATION
                           -------    ------------   -------------
                           Class A       AAA/Aaa         23.30%
                          Class M-1      AA+/Aa1         19.35%
                          Class M-2      AA+/Aa2         15.70%
                          Class M-3       AA/Aa3         13.50%
                          Class M-4       AA-/A1         11.60%
                          Class M-5       A+/A2           9.80%
                          Class M-6        A/A3           8.10%
                          Class B-1      A-/Baa1          6.50%
                          Class B-2     BBB+/Baa2         5.10%
                          Class B-3     BBB-/Baa3         3.95%
                          Class B-4      BB+/Ba1          2.70%

CLASS SIZES:               CLASSES    RATING (S/M)   CLASS SIZES
                           -------    ------------   -----------
                           Class A       AAA/Aaa        76.70%
                          Class M-1      AA+/Aa1         3.95%
                          Class M-2      AA+/Aa2         3.65%
                          Class M-3       AA/Aa3         2.20%
                          Class M-4       AA-/A1         1.90%
                          Class M-5       A+/A2          1.80%
                          Class M-6        A/A3          1.70%
                          Class B-1      A-/Baa1         1.60%
                          Class B-2     BBB+/Baa2        1.40%
                          Class B-3     BBB-/Baa3        1.15%
                          Class B-4      BB+/Ba1         1.25%

(1) The subordination includes the initial over-collateralization level of approximately 2.70%.

INTEREST ACCRUAL          Interest on the Offered Certificates will initially
                          accrue from the Closing Date to (but excluding) the
                          first Distribution Date, and thereafter, from the
                          prior Distribution Date to (but excluding) the current
                          Distribution Date, on an actual/360 basis

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

COUPON STEP UP            If the 10% optional termination does not occur on the
                          first distribution date following the Distribution
                          Date on which it is possible, (i) the margin on each
                          class of the Class A Certificates will increase to 2x
                          its respective margin, and (ii) the margin on each
                          class of the Class M and Class B Certificates will
                          increase to 1.5x its respective margin.

SWAP CONTRACT             The supplement interest trust, for the benefit for the
(PRELIMINARY AND          Issuing Entity, will include a swap derivative
SUBJECT TO REVISION)      contract for the benefit of the Certificates (the
                          "Swap Contract") to (i) protect against interest rate
                          risk from upward movement in one-month LIBOR, (ii)
                          diminish basis risk associated with the hybrid
                          adjustable-rate mortgage loans and (iii) provide
                          additional credit enhancement in respect of the
                          Certificates. On each Distribution Date, the
                          supplement interest trust will be required to make
                          payments to the Swap Counterparty based on the
                          applicable fixed rate and on the applicable notional
                          balance for the Distribution Date specified in the
                          schedule hereto and the supplement interest trust will
                          be entitled to receive payments from the Swap
                          Counterparty based on one-month LIBOR and the
                          applicable notional balance for the Distribution Date
                          specified in the schedule hereto. The payments from
                          the supplement interest trust to the Swap Counterparty
                          and from the Swap Counterparty to the supplement
                          interest trust on each Distribution Date will be
                          netted so that only the net payment (the "Net Swap
                          Payment") will be paid by the party owing the higher
                          of the two payments on such Distribution Date. Any Net
                          Swap Payment received from the Swap Counterparty will
                          be available to pay interest on the relevant
                          Distribution Date.

AVAILABLE FUNDS CAPS      Class A-1 Certificates: The per annum rate equal to 12
                          times the excess of (A) the quotient of (x) the total
                          scheduled interest based on the Group I Net Mortgage
                          Rates in effect on the related due date and (y) the
                          aggregate principal balance of the Group I Mortgage
                          Loans as of the first day of the applicable due
                          period, over (B) the quotient of (i) the Net Swap
                          Payment, if any, owed to the Swap Counterparty and
                          (ii) the aggregate principal balance of the Mortgage
                          Loans as of the first day of the applicable due
                          period, multiplied by 30 and divided by the actual
                          number of days in the related accrual period.

                          Class A-2 Certificates: The per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage
                          Rates in effect on the related due date and (y) the aggregate principal balance of the Group II Mortgage
                          Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap
                          Payment, if any, owed to the Swap Counterparty and
                          (ii) the aggregate principal balance of the Mortgage
                          Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

                          Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2
                          Available Funds Cap.

                          "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

CAP CONTRACTS             The Certificates will each have the benefit of one of
                          the three cap contracts as specified below:

                                                      NUMBER       BEGINNING       1ML STRIKE,
                          CLASS                     OF MONTHS  DISTRIBUTION DATE  UPPER COLLAR
                          -----                     ---------  -----------------  ------------
                          Class A-1 Certificates        6         October 2006       10.86%
                          Class A-2 Certificates        6         October 2006        9.36%
                          Subordinate Certificates      6         October 2006        8.98%

                          Payments received on the related cap contract will be available to pay amounts to the holders of the related
                          Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate
                          Certificates have been written down to zero).

MAXIMUM RATE CAPS         The pass-through rates of each of the Offered
                          Certificates will also be subject to a related
                          "Maximum Rate Cap", which will be calculated in the
                          same manner as the related Available Funds Cap, but
                          based on the net maximum mortgage rate rather than the
                          net mortgage rate. Any interest shortfall due to the
                          Maximum Rate Caps will not be reimbursed.

SHORTFALL REIMBURSEMENT   With respect to any Class of Certificates on any
                          Distribution Date, an amount equal to the sum of (A)
                          the excess, if any, of (1) the amount of interest that
                          such Class would have accrued on such Distribution
                          Date had the pass-through rate for that Class been
                          equal to the lesser of (a) LIBOR plus the related
                          margin and (b) the greater of (x) the related Maximum
                          Rate Cap for such Distribution Date and (y) a per
                          annum rate equal to the sum of (i) the related
                          Available Funds Cap and (ii) the product of (AA) a
                          fraction, stated as a percentage, the numerator of
                          which is 360 and the denominator of which is the
                          actual number of days in the related Accrual Period
                          and (BB) the sum of (x) a fraction, stated as a
                          percentage, the numerator of which is an amount equal
                          to the proceeds, if any, payable under the related Cap
                          Contract with respect to such Distribution Date and
                          the denominator of which is the aggregate Certificate
                          principal balance of the related Class or Classes of
                          Certificates immediately prior to such Distribution
                          Date and (y) a fraction, as stated as a percentage,
                          the numerator of which is an amount equal to any Net
                          Swap Payments owed by the Swap Counterparty for such
                          Distribution Date and the denominator of which is the
                          aggregate Stated Principal Balance of the Mortgage
                          Loans as of the immediately preceding Distribution
                          Date, over (2) the amount of interest that each such
                          Class accrued on such Distribution Date based on a
                          pass-through rate equal to the related Available Funds
                          Cap, (B) the unpaid portion of any such excess from
                          the prior Distribution Date (and interest accrued
                          thereon at the current applicable pass-through rate
                          for such Class, without giving effect to the related
                          Available Funds Cap) and (c) any amount previously
                          distributed with respect to carryover for such class
                          that is recoverable as a voidable preference by a
                          trustee in bankruptcy. (herein referred to as a
                          "Carryover"). Such reimbursement will be paid only on
                          a subordinated basis, as described below in the
                          "Cashflow Priority" section. No such Carryover with
                          respect to a Class will be paid to such Class once the
                          Certificate principal balance thereof has been reduced
                          to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

CASHFLOW PRIORITY         1.   Repayment of any unreimbursed Servicer advances.

                          2.   Servicing Fees, as applicable.

                          3. Available interest funds, as follows: to pay to the Swap Counterparty any Net Swap Payment or any swap termination payment owed to the Swap
                               Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract.

                          4. Available interest funds not used as provided in paragraph 3 above, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, on a pro rata basis to each class of the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, sequentially to the Class M-1
                               Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5
                               Certificates, and then to the Class M-6
                               Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates and then to the Class B-4
                               Certificates.

                          5. Available principal funds, as follows: to the extent not paid pursuant to paragraph 3 above, any Net Swap Payment or swap termination payment owed to the Swap Counterparty pursuant to the Swap Contract in the event that the supplemental interest trust is the defaulting party or an affected party under the Swap Contract, then monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", sequentially monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2
                               Certificates, then monthly principal to the Class
                               M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                               Certificates, then monthly principal to the Class
                               B-3 Certificates and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                          6. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                          7. Excess interest to pay subordinate principal shortfalls.

                          8. Excess interest to pay Carryover resulting from imposition of the related Available Funds Cap.

                          9. Excess interest to pay to the Swap Counterparty any remaining amounts owing to the Swap
                               Counterparty.

                          10. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                          Payments received on the related Cap Contracts will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A
                          Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

     2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-2 Certificates will be distributed sequentially to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates; provided however, that on and after the Distribution Date on which the aggregate certificate principal balance of Subordinate Certificates and the Class C Certificates have been reduced to zero, any principal distributions will be distributed pro rata to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

     After the certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate certificate principal balance of each of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates in each case, until reduced to zero.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

     All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, and eleventh to the class B-4 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A     46.60%*
CLASS M-1   38.70%*
CLASS M-2   31.40%*
CLASS M-3   27.00%*
CLASS M-4   23.20%*
CLASS M-5   19.60%*
CLASS M-6   16.20%*
CLASS B-1   13.00%*
CLASS B-2   10.20%*
CLASS B-3    7.90%*
CLASS B-4    5.40%*

*    includes 2x the overcollateralization of 2.70%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)   The Distribution Date is on or after the earlier of:

          i) the first Distribution Date on which the aggregate certificate principal balance of the Class A-1 and Class A-2 Certificates have been reduced to zero; and

          ii)  the later of the:

                    a.   October 2009 Distribution Date; and

                    b. the applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

2)   A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS         The first Distribution Date on which the senior
PRINCIPAL DISTRIBUTION    enhancement percentage (i.e., the sum of the
DATE                      outstanding principal balance of the Subordinate
                          Certificates and the O/C amount divided by the
                          aggregate stated principal balance of the Mortgage
                          Loans, as of the end of the related due period) is
                          greater than or equal to the Senior Specified
                          Enhancement Percentage (including O/C), which is equal
                          to two times the initial Class A subordination
                          percentage.

                          SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                          46.60%
                          or
                          (20.60%+2.70%)*2

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

STEPDOWN LOSS TRIGGER     The situation that exists with respect to any
EVENT                     Distribution Date on or after the Stepdown Date, if
(PRELIMINARY AND          (a) the quotient of (1) the aggregate Stated Principal
SUBJECT TO REVISION)      Balance of all Mortgage Loans 60 or more days
                          delinquent, measured on a rolling three month basis
                          (including Mortgage Loans in foreclosure and REO
                          Properties) and (2) the Stated Principal Balance of
                          all the Mortgage Loans as of the preceding Servicer
                          Remittance Date, equals or exceeds the product of (i)
                          [34.30]% and (ii) the senior specified enhancement
                          percentage or (b) the quotient (expressed as a
                          percentage) of (1) the aggregate Realized Losses
                          incurred from the Cut-off Date through the last day of
                          the calendar month preceding such Distribution Date
                          and (2) the aggregate principal balance of the
                          Mortgage Loans as of the Cut-off Date exceeds the
                          Required Loss Percentage shown below.

                          DISTRIBUTION DATE OCCURRING    REQUIRED LOSS PERCENTAGE
                          ---------------------------    ------------------------
                          October 2008 - September 2009  [1.70]% with respect to October 2008, plus an additional 1/12th [2.15]% for each month thereafter
                          October 2009 - September 2010  [3.85]% with respect to October 2009, plus an additional 1/12th of [2.20]% for each month thereafter
                          October 2010 - September 2011  [6.05]% with respect to October 2010, plus an additional 1/12th of [1.75]% for each month thereafter
                          October 2011 - September 2012  [7.80]% with respect to October 2011, plus an additional 1/12th of [0.70]% for each month thereafter
                          October 2012 and thereafter    [8.50]%

                     (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                The Offered Certificates will be offered pursuant to a
                          Prospectus which includes a Prospectus Supplement
                          (together, the "Prospectus"). Sales of the Offered
                          Certificates may not be consummated unless the
                          purchaser has received the Prospectus.

MORTGAGE LOAN TABLES      The following tables describe the mortgage loans and
                          the related mortgaged properties as of the close of
                          business on the Cut-off Date. The sum of the columns
                          below may not equal the total indicated due to
                          rounding.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $819,593,841
Aggregate Original Principal Balance      $820,515,597
Number of Mortgage Loans                         4,290

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $14,800   $1,000,000     $191,262
Outstanding Principal Balance   $14,575   $  999,355     $191,048

                                                     WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)               120       360         350
Stated remaining Term (mos)       116       358         348
Loan Age (mos)                      2        11           3
Current Interest Rate           5.788%   14.250%      8.415%
Initial Interest Rate Cap(4)    3.000%    3.000%      3.000%
Periodic Rate Cap(4)            1.000%    1.000%      1.000%
Gross Margin(4)                 1.650%    9.100%      5.732%
Maximum Mortgage Rate(4)       11.788%   17.750%     14.249%
Minimum Mortgage Rate(4)        5.788%   11.750%      8.249%
Months to Roll(4)                  20        58          22
Original Loan-to-Value           5.33%   100.00%      81.07%
Combined Loan-to-Value           5.33%   100.00%      91.29%
Credit Score (3)                  500       816         619

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2016   07/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      94.91%
2nd Lien                       5.09%

OCCUPANCY
Primary                       94.09%
Second Home                    2.84%
Investment                     3.07%

LOAN TYPE
Fixed Rate                    18.64%
ARM                           81.36%

AMORTIZATION TYPE
Fully Amortizing              29.29%
Interest Only                  1.12%
15/30 Balloon                  4.84%
30/40 Balloon                 64.76%

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                            0.05%
2006                           99.95%

LOAN PURPOSE
Purchase                       47.63%
Refinance - Rate/Term           0.48%
Refinance - Cashout            51.89%

PROPERTY TYPE
Single Family                  63.19%
Planned Unit Development       17.59%
Condominium                     7.29%
Two- to Four-Family            10.78%
Townhouse                       0.97%
Rowhouse                        0.18%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                1   $    599,360      0.07%     5.788%     643      $599,360     80.00%   54.71%   100.00%   0.00%
6.001% to 6.500%               25      6,884,932      0.84      6.363      661       275,397     74.58    42.08     96.56    0.00
6.501% to 7.000%              229     63,299,144      7.72      6.832      644       276,415     76.96    38.61     95.79    1.26
7.001% to 7.500%              415    101,087,920     12.33      7.307      637       243,585     78.15    41.54     75.88    1.38
7.501% to 8.000%              806    191,228,339     23.33      7.781      627       237,256     78.52    42.10     54.81    1.72
8.001% to 8.500%              698    151,143,341     18.44      8.271      619       216,538     79.36    42.50     41.21    1.39
8.501% to 9.000%              643    131,469,392     16.04      8.766      608       204,463     81.69    42.89     38.61    0.79
9.001% to 9.500%              345     62,473,007      7.62      9.278      590       181,081     83.07    42.32     41.59    0.46
9.501% to 10.000%             245     41,161,329      5.02      9.740      571       168,005     85.16    42.76     53.42    0.64
10.001% to 10.500%            127     18,821,815      2.30     10.275      580       148,203     90.57    42.47     54.46    0.00
10.501% to 11.000%            109     11,732,461      1.43     10.755      599       107,637     90.56    40.03     54.03    0.00
11.001% to 11.500%             72      6,318,307      0.77     11.283      646        87,754     95.33    40.33     48.21    0.00
11.501% to 12.000%            137      9,400,292      1.15     11.780      650        68,615     97.47    43.20     25.64    0.00
12.001% to 12.500%            130      7,771,227      0.95     12.284      637        59,779     99.52    44.78     32.32    0.00
12.501% to 13.000%            193     10,141,897      1.24     12.781      617        52,549     99.18    44.78     31.26    0.00
13.001% to 13.500%             92      4,704,234      0.57     13.234      613        51,133     99.59    45.77     12.15    0.00
13.501% to 14.000%             22      1,290,268      0.16     13.680      608        58,649     99.83    41.16     11.98    0.00
14.001% to 14.500%              1         66,577      0.01     14.250      632        66,577    100.00    36.62      0.00    0.00
                            -----   ------------    ------     ------      ---      --------    ------    -----     -----    ----
TOTAL:                      4,290   $819,593,841    100.00%     8.415%     619      $191,048     81.07%   42.08%    53.55%   1.12%
                            =====   ============    ======     ======      ===      ========    ======    =====     =====    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.788% per annum to 14.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.415% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
109 to 120                      6   $    377,566      0.05%     9.743%     604      $ 62,928    53.81%    33.18%    94.75%   0.00%
169 to 180                    685     41,935,967      5.12     11.972      640        61,220    97.25     42.99     34.73    0.00
229 to 240                     38      2,238,959      0.27     10.331      626        58,920    74.42     39.51     77.79    0.00
289 to 300                     16        681,533      0.08     11.895      654        42,596    97.21     46.44     38.31    0.00
325 to 336                      1        124,344      0.02      8.988      506       124,344    70.00     54.37    100.00    0.00
349 to 360                  3,544    774,235,472     94.47      8.213      617       218,464    80.22     42.03     54.48    1.18
                            -----   ------------    ------     ------      ---      --------    -----     -----    ------    ----
TOTAL:                      4,290   $819,593,841    100.00%     8.415%     619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     ======      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF                     OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL MORTGAGE LOAN    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRINCIPAL BALANCES          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------------    --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               359   $ 12,862,228      1.57%    12.107%     627      $ 35,828    95.43%    41.96%    39.46%   0.00%
$50,001 to $100,000           754     57,073,383      6.96     10.031      616        75,694    85.51     40.57     53.15    0.18
$100,001 to $150,000          846    106,665,351     13.01      8.712      613       126,082    81.17     40.86     61.45    0.46
$150,001 to $200,000          772    134,554,879     16.42      8.342      612       174,294    79.66     42.34     60.59    0.39
$200,001 to $250,000          512    114,689,039     13.99      8.256      615       224,002    80.54     42.77     49.84    0.36
$250,001 to $300,000          372    101,738,399     12.41      8.136      616       273,490    80.42     42.85     51.30    1.59
$300,001 to $350,000          219     71,177,120      8.68      8.147      620       325,010    80.23     43.04     45.15    1.38
$350,001 to $400,000          142     53,035,345      6.47      7.998      622       373,488    80.69     42.97     49.29    2.84
$400,001 to $450,000           87     37,004,918      4.52      7.943      625       425,344    80.00     42.69     51.56    2.28
$450,001 to $500,000           75     35,714,168      4.36      8.081      623       476,189    80.04     42.99     46.51    3.99
$500,001 to $550,000           46     24,100,887      2.94      8.013      640       523,932    81.32     43.94     49.99    0.00
$550,001 to $600,000           37     21,325,299      2.60      7.943      648       576,359    80.92     42.44     32.55    0.00
$600,001 to $650,000           21     13,164,303      1.61      7.873      632       626,872    78.19     46.91     47.24    9.58
$650,001 to $700,000           14      9,504,865      1.16      8.373      610       678,919    84.11     41.32     57.03    0.00
$700,001 to $750,000           15     10,962,607      1.34      8.038      624       730,840    82.81     35.03     73.33    0.00
$750,001 to $800,000            8      6,216,961      0.76      7.617      628       777,120    81.73     32.80     87.73    0.00
$800,001 to $850,000            5      4,129,976      0.50      7.506      633       825,995    79.38     24.82     80.04    0.00
$850,001 to $900,000            2      1,771,340      0.22      7.806      607       885,670    87.56     30.44    100.00    0.00
$900,001 to $950,000            1        906,610      0.11      8.700      625       906,610    95.00     49.69    100.00    0.00
$950,001 to $1,000,000          3      2,996,165      0.37      7.280      643       998,722    78.13     29.54    100.00    0.00
                            -----   ------------    ------     ------      ---      --------    -----     -----    ------    ----
TOTAL:                      4,290   $819,593,841    100.00%     8.415%     619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     ======      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,575 to approximately $999,355 and the average outstanding principal balance of the Mortgage Loans was approximately $191,048.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

PRODUCT TYPES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
10 Year Fixed Loans             6   $    377,566      0.05%     9.743%     604      $ 62,928    53.81%    33.18%    94.75%   0.00%
15 Year Fixed Loans            33      2,295,973      0.28      9.189      598        69,575    64.13     34.14     85.91    0.00
20 Year Fixed Loans            38      2,238,959      0.27     10.331      626        58,920    74.42     39.51     77.79    0.00
25 Year Fixed Loans            16        681,533      0.08     11.895      654        42,596    97.21     46.44     38.31    0.00
28 Year Fixed Loans             1        124,344      0.02      8.988      506       124,344    70.00     54.37    100.00    0.00
30 Year Fixed Loans           354     62,627,356      7.64      7.969      618       176,913    75.77     39.88     85.01    0.00
15/30 Balloon Loans           652     39,639,994      4.84     12.133      643        60,798    99.17     43.51     31.77    0.00
30/40 Balloon Loans           203     44,773,131      5.46      8.025      616       220,557    78.07     40.04     77.10    0.00
2/28 LIBOR Loans              872    167,128,976     20.39      8.443      615       191,662    81.08     41.32     49.32    5.24
2/28 LIBOR Loans
   (40 due in 30)           1,913    454,900,741     55.50      8.161      619       237,794    80.64     42.80     48.94    0.00
3/27 LIBOR Loans               70     12,355,735      1.51      8.813      589       176,510    80.00     40.48     70.24    3.32
3/27 LIBOR Loans
   (40 due in 30)             108     26,281,243      3.21      8.294      616       243,345    81.64     42.42     62.47    0.00
5/25 LIBOR Loans                4        681,483      0.08      8.035      622       170,371    81.72     48.11    100.00    0.00
5/25 LIBOR Loans
   (40 due in 30)              20      5,486,808      0.67      8.111      650       274,340    80.84     41.62     59.71    0.00
                            -----   ------------    ------     ------      ---      --------    -----     -----    ------    ----
TOTAL:                      4,290   $819,593,841    100.00%     8.415%     619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     ======      ===      ========    =====     =====    ======    ====

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing            1,368   $240,038,680     29.29%    8.391%      613      $175,467    79.35%    40.77%    60.39%    0.00%
Balloon                     2,892    570,395,134     69.59     8.432       620       197,232    81.78     42.61     50.71     0.00
60 Month Interest-Only         30      9,160,028      1.12     7.980       649       305,334    82.43     43.05     51.44   100.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----   ------
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%    1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====   ======

ADJUSTMENT TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                         2,987   $666,834,985     81.36%    8.249%      617      $223,246    80.78%    42.37%    50.10%   1.37%
Fixed Rate                  1,303    152,758,856     18.64     9.141       624       117,236    82.36     40.80     68.61    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        74   $  8,765,316      1.07%    8.676%      603      $118,450    80.95%    41.71%    67.37%   0.00%
Arizona                       209     35,944,155      4.39     8.446       621       171,982    81.30     41.70     47.55    0.86
Arkansas                       26      2,539,583      0.31     8.907       597        97,676    80.35     37.79     73.30    0.00
California                    139     40,022,370      4.88     8.029       627       287,931    80.64     42.23     55.91    3.89
Colorado                       30      5,628,608      0.69     8.321       598       187,620    84.81     41.57     70.80    0.00
Connecticut                   158     31,884,297      3.89     8.378       613       201,799    81.22     42.55     62.04    0.00
Delaware                       31      4,718,526      0.58     8.681       576       152,211    82.92     41.31     91.56    0.00
District of Columbia            9      1,914,856      0.23     7.735       620       212,762    69.80     34.84     70.81    0.00
Florida                       793    151,377,871     18.47     8.414       622       190,893    80.75     40.65     45.61    0.49
Georgia                       316     45,635,727      5.57     8.743       618       144,417    83.07     40.58     55.87    0.31
Idaho                           3        269,153      0.03     8.364       612        89,718    86.89     37.73    100.00    0.00
Illinois                      151     26,645,976      3.25     8.412       614       176,463    80.97     43.79     47.52    0.78
Indiana                        32      2,876,008      0.35     9.292       609        89,875    87.00     43.92     53.52    3.48
Iowa                            5        539,398      0.07     9.427       575       107,880    85.44     37.87     74.61    0.00
Kansas                          3        329,920      0.04     9.879       570       109,973    83.38     48.33    100.00    0.00
Kentucky                       21      2,447,860      0.30     8.870       608       116,565    84.92     36.75     53.48    0.00
Louisiana                      32      3,709,499      0.45     8.755       597       115,922    79.97     36.71     50.57    0.00
Maine                          44      7,669,533      0.94     8.057       632       174,308    78.06     37.01     68.57    0.00
Maryland                      291     68,114,779      8.31     8.278       613       234,071    80.53     42.87     53.37    1.31
Massachusetts                 211     48,249,947      5.89     8.276       619       228,673    80.02     44.47     54.15    0.00
Michigan                       64      8,455,702      1.03     9.098       601       132,120    83.14     41.16     56.57    0.00
Minnesota                      73     13,530,511      1.65     8.261       611       185,349    82.24     41.38     68.67    0.00
Mississippi                    12      1,456,822      0.18     8.919       585       121,402    83.24     37.12     87.49    0.00
Missouri                       20      2,457,564      0.30     9.480       590       122,878    88.77     43.71     62.64    0.00
Montana                         2        493,311      0.06     9.153       548       246,655    90.00     14.88    100.00    0.00
Nebraska                        9        891,303      0.11     8.430       631        99,034    83.86     39.77     75.32    0.00
Nevada                         64     13,974,084      1.71     8.469       620       218,345    80.27     39.72     46.82    0.00
New Hampshire                  38      6,866,023      0.84     8.224       607       180,685    79.49     42.61     71.57    0.00
New Jersey                    197     47,629,942      5.81     8.635       625       241,776    81.16     44.21     49.74    3.17
New Mexico                     14      1,754,976      0.21     8.911       590       125,355    81.37     46.68     67.58    0.00
New York                      288     87,280,217     10.65     8.142       636       303,056    79.96     45.14     42.37    3.59
North Carolina                 71      8,853,156      1.08     8.653       608       124,692    83.85     38.73     74.29    1.96
North Dakota                    1        103,075      0.01     8.550       582       103,075    75.00      6.34    100.00    0.00
Ohio                           25      3,372,574      0.41     9.445       580       134,903    88.56     39.71     69.39    0.00
Oklahoma                       44      4,302,509      0.52     8.533       606        97,784    83.41     38.32     77.57    0.00
Oregon                         28      6,951,056      0.85     8.140       605       248,252    81.68     38.97     77.73    0.00
Pennsylvania                  206     26,836,308      3.27     8.607       602       130,273    80.02     40.76     70.48    0.00
Rhode Island                   57     11,165,792      1.36     8.282       622       195,891    79.56     42.49     55.80    0.00
South Carolina                 25      4,161,818      0.51     9.001       595       166,473    84.65     42.27     64.91    0.00
South Dakota                    1        182,320      0.02     8.913       611       182,320    95.00     49.90    100.00    0.00
Tennessee                      83     10,122,480      1.24     8.490       605       121,958    81.78     39.50     78.31    0.00
Texas                          60      7,119,714      0.87     8.545       610       118,662    81.77     39.25     65.62    3.69
Utah                           49      6,923,847      0.84     8.402       621       141,303    81.67     39.93     52.46    0.00
Vermont                         4        757,160      0.09     8.728       654       189,290    81.30     45.43     58.23    0.00
Virginia                      198     40,912,538      4.99     8.449       618       206,629    81.56     43.71     46.94    0.00
Washington                     35      7,116,193      0.87     8.289       614       203,320    81.01     40.39     55.63    1.82
West Virginia                   8      1,163,919      0.14     9.958       567       145,490    82.57     40.84    100.00    0.00
Wisconsin                      36      5,475,546      0.67     8.765       617       152,099    85.24     35.44     62.10    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

No more than approximately 0.30% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 86   $  9,995,137      1.22%     8.231%     600      $116,223    40.94%    36.05%    76.27%   0.00%
50.01% to 55.00%               30      5,653,031      0.69      7.870      597       188,434    52.93     31.24     81.48    0.00
55.01% to 60.00%               48      9,289,867      1.13      7.815      583       193,539    57.63     40.20     79.86    0.00
60.01% to 65.00%               79     17,161,371      2.09      7.869      591       217,233    63.46     39.58     69.14    0.00
65.01% to 70.00%              121     26,015,271      3.17      8.311      576       215,002    68.74     38.08     68.63    0.00
70.01% to 75.00%              167     37,542,939      4.58      8.132      582       224,808    74.07     38.90     69.49    0.00
75.01% to 80.00%            2,329    509,443,699     62.16      7.981      632       218,739    79.88     42.72     48.31    1.38
80.01% to 85.00%              176     40,118,512      4.89      8.605      581       227,946    84.44     41.95     73.86    0.82
85.01% to 90.00%              388     80,209,135      9.79      9.058      579       206,725    89.67     41.78     77.83    1.43
90.01% to 95.00%              105     26,393,813      3.22      9.208      628       251,370    94.76     42.72     27.78    2.45
95.01% to 100.00%             761     57,771,067      7.05     11.434      639        75,915    99.89     43.65     31.00    0.00
                            -----   ------------    ------     ------      ---      --------    -----     -----     -----    ----
TOTAL:                      4,290   $819,593,841    100.00%     8.415%     619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     ======      ===      ========    =====     =====     =====    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 5.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.09% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.97%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.99%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 86   $  9,995,137      1.22%    8.231%      600      $116,223    40.94%    36.05%    76.27%   0.00%
50.01% to 55.00%               30      5,653,031      0.69     7.870       597       188,434    52.93     31.24     81.48    0.00
55.01% to 60.00%               48      9,289,867      1.13     7.815       583       193,539    57.63     40.20     79.86    0.00
60.01% to 65.00%               78     16,941,812      2.07     7.859       590       217,203    63.50     39.67     70.03    0.00
65.01% to 70.00%              119     25,753,163      3.14     8.309       576       216,413    68.74     38.10     68.31    0.00
70.01% to 75.00%              168     37,767,307      4.61     8.142       582       224,805    73.95     39.01     69.09    0.00
75.01% to 80.00%              394     86,152,216     10.51     8.076       593       218,660    79.31     41.92     70.86    0.75
80.01% to 85.00%              178     40,500,818      4.94     8.605       581       227,533    84.39     41.90     74.11    0.81
85.01% to 90.00%              385     80,478,369      9.82     9.021       581       209,035    89.49     41.88     77.66    1.42
90.01% to 95.00%              161     41,017,149      5.00     8.747       632       254,765    89.57     42.06     40.65    4.91
95.01% to 100.00%           2,643    466,044,973     56.86     8.398       639       176,332    82.48     43.01     41.51    1.08
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 5.33% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 91.29%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 5.09% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.97%. Approximately 51.91% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.67%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                172   $ 40,037,222      4.89%    8.004%      617      $232,775    79.54%    11.61%    92.76%   0.65%
20.01% to 25.00%              126     22,266,231      2.72     8.183       607       176,716    77.80     22.94     80.22    0.00
25.01% to 30.00%              228     37,333,646      4.56     8.455       607       163,744    80.82     27.99     70.82    0.71
30.01% to 35.00%              372     65,349,694      7.97     8.342       614       175,671    78.66     32.90     62.14    0.00
35.01% to 40.00%              581    105,683,654     12.89     8.446       617       181,900    80.48     37.72     46.57    1.02
40.01% to 45.00%              872    160,537,246     19.59     8.431       627       184,102    81.02     42.74     44.12    1.75
45.01% to 50.00%            1,087    198,945,892     24.27     8.524       620       183,023    81.92     47.54     46.96    2.23
50.01% to 55.00%              851    189,190,098     23.08     8.402       616       222,315    82.16     52.83     54.65    0.16
55.01% to 60.00%                1        250,157      0.03     7.600       620       250,157    80.00     55.20      0.00    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 1.02% to 55.20% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 42.08%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout         2,423   $425,310,989     51.89%    8.658%      602      $175,531    80.96%    41.83%    64.65%   0.80%
Purchase                    1,849    390,332,703     47.63     8.150       636       211,105    81.20     42.39     41.31    1.48
Refinance - Rate Term          18      3,950,149      0.48     8.388       596       219,453    80.83     37.58     68.00    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

PROPERTY TYPE

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family               2,894   $517,901,503     63.19%    8.421%      613      $178,957    80.87%    41.53%    57.19%   1.11%
Planned Unit Development      660    144,152,141     17.59     8.424       615       218,412    81.70     41.78     49.00    0.61
Two- to Four-Family           327     88,380,834     10.78     8.312       646       270,278    81.18     46.07     43.70    1.87
Condominium                   344     59,711,224      7.29     8.473       629       173,579    81.34     41.79     45.95    1.49
Townhouse                      47      7,960,350      0.97     8.505       616       169,369    81.01     41.46     62.96    0.00
Rowhouse                       18      1,487,789      0.18     8.888       609        82,655    73.18     38.74     67.06    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          2,305   $438,892,608     53.55%    8.123%      603      $190,409    80.00%    40.35%   100.00%   1.07%
Stated Income               1,879    357,625,152     43.63     8.782       638       190,327    82.21     44.31      0.00    1.17
Lite Documentation            106     23,076,081      2.82     8.290       619       217,699    83.75     40.24      0.00    1.13
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

OCCUPANCY

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                     4,031   $771,179,146     94.09%    8.399%      617      $191,312    81.05%    42.34%    53.41%   1.19%
Investment                    148     25,141,952      3.07     8.716       634       169,878    79.51     38.01     70.99    0.00
Second Home                   111     23,272,744      2.84     8.633       662       209,664    83.58     37.87     39.29    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
 2                          2,074   $385,989,572     47.10%     8.591%     619      $186,109     81.35%   42.60%    49.69%   1.97%
 3                          1,945    388,856,276     47.44      8.238      618       199,926     80.66    41.65     56.74    0.40
 4                            252     43,856,063      5.35      8.400      619       174,032     82.09    41.26     59.09    0.00
 5                              6        403,535      0.05      9.997      619        67,256     93.82    41.62     24.11    0.00
 6                              2         78,239      0.01     10.968      663        39,119    100.00    37.68     55.08    0.00
 8                              8        302,201      0.04     10.605      658        37,775     87.80    44.54     89.65    0.00
 9                              1         34,608      0.00     10.700      659        34,608     51.20    43.12    100.00    0.00
10                              1         29,855      0.00      9.350      661        29,855     80.00    38.93    100.00    0.00
11                              1         43,492      0.01     11.250      635        43,492     78.74    48.30    100.00    0.00
                            -----   ------------    ------     ------      ---      --------    ------    -----    ------    ----
TOTAL:                      4,290   $819,593,841    100.00%     8.415%     619      $191,048     81.07%   42.08%    53.55%   1.12%
                            =====   ============    ======     ======      ===      ========    ======    =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                        1,396   $252,927,037     30.86%    8.647%      617      $181,180    81.67%    42.88%    50.77%   1.09%
12 Months                     444    128,961,720     15.73     8.271       630       290,454    80.66     43.24     49.29    2.43
24 Months                   1,925    359,374,629     43.85     8.315       616       186,688    81.17     41.60     52.85    0.88
36 Months                     525     78,330,454      9.56     8.364       617       149,201    79.38     39.74     72.74    0.13
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 23 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
500                             5   $    739,844      0.09%    9.818%      500      $147,969    78.39%    42.71%   100.00%   0.00%
501 to 525                    208     37,543,944      4.58     9.538       514       180,500    79.21     42.10     87.14    0.00
526 to 550                    225     46,396,629      5.66     8.904       537       206,207    78.98     41.06     83.94    0.00
551 to 575                    277     56,738,146      6.92     8.502       563       204,831    78.30     40.87     78.57    0.00
576 to 600                    688    127,411,785     15.55     8.337       589       185,192    80.64     41.70     77.65    1.31
601 to 625                  1,171    212,589,626     25.94     8.513       613       181,545    81.96     42.54     43.75    0.51
626 to 650                    819    153,513,894     18.73     8.247       637       187,441    81.47     43.14     42.73    1.45
651 to 675                    446     85,646,099     10.45     8.138       662       192,032    81.54     41.00     37.48    2.46
676 to 700                    215     46,331,820      5.65     8.052       687       215,497    81.48     40.40     34.42    2.01
701 to 725                    103     23,508,792      2.87     8.032       712       228,241    82.70     43.46     26.78    0.00
726 to 750                     76     16,020,527      1.95     8.201       737       210,796    81.36     42.47     29.44    4.08
751 to 775                     38      8,529,216      1.04     8.019       761       224,453    83.16     44.96     40.23    5.63
776 to 800                     18      4,453,746      0.54     8.500       788       247,430    83.66     44.02     38.62    0.00
801 to 816                      1        169,773      0.02     8.400       816       169,773    90.00     32.89    100.00    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 619.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

CREDIT GRADE

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT GRADE                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
A+                          3,398   $649,684,380     79.27%    8.351%      627      $191,196    81.55%    42.40%    49.17%   1.41%
A                             360     71,823,563      8.76     8.770       577       199,510    82.36     41.24     73.38    0.00
A-                            103     21,154,731      2.58     8.646       570       205,386    76.27     40.44     71.49    0.00
B                             108     23,074,865      2.82     8.855       562       213,656    73.33     41.03     75.90    0.00
C                              36      6,013,599      0.73     9.337       553       167,044    70.10     39.81     86.01    0.00
500                            38      5,943,603      0.73     9.141       523       156,411    77.66     37.85     88.50    0.00
550                            17      3,088,456      0.38     8.237       561       181,674    73.93     42.34     89.58    0.00
580                            29      5,337,619      0.65     7.736       594       184,056    79.43     43.68     85.41    0.00
600                            64     10,690,077      1.30     8.576       610       167,032    81.43     41.75     39.51    0.00
620                            83     14,497,850      1.77     8.161       634       174,673    79.36     39.62     54.82    0.00
660                            34      4,439,124      0.54     8.042       671       130,562    81.63     35.15     61.36    0.00
700                            20      3,845,974      0.47     8.116       743       192,299    83.79     43.93     37.87    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      4,290   $819,593,841    100.00%    8.415%      619      $191,048    81.07%    42.08%    53.55%   1.12%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
1.501% to 2.000%                1   $    101,591      0.02%     9.100%     618      $101,591     90.00%   22.75%   100.00%   0.00%
2.001% to 2.500%                1        259,869      0.04      8.450      600       259,869     80.00    40.86      0.00    0.00
2.501% to 3.000%                1        411,539      0.06      7.100      562       411,539     80.00    49.02    100.00    0.00
3.001% to 3.500%                1        599,360      0.09      5.788      643       599,360     80.00    54.71    100.00    0.00
3.501% to 4.000%               11      2,371,189      0.36      7.049      645       215,563     80.98    41.71     91.41    0.00
4.001% to 4.500%              171     47,109,800      7.06      6.851      643       275,496     77.92    39.04     93.77    1.69
4.501% to 5.000%              329     83,369,534     12.50      7.341      636       253,403     79.26    42.55     71.89    2.04
5.001% to 5.500%              669    162,477,580     24.37      7.801      627       242,866     79.10    42.59     51.68    1.44
5.501% to 6.000%              648    142,713,788     21.40      8.272      621       220,237     79.81    42.75     38.23    1.92
6.001% to 6.500%              540    113,428,547     17.01      8.773      609       210,053     82.10    42.74     34.36    0.91
6.501% to 7.000%              276     53,402,281      8.01      9.267      588       193,487     83.35    42.66     39.87    0.53
7.001% to 7.500%              216     39,002,021      5.85      9.715      575       180,565     85.26    42.25     49.39    0.67
7.501% to 8.000%               86     15,120,900      2.27     10.233      578       175,824     90.44    42.09     46.08    0.00
8.001% to 8.500%               32      5,005,322      0.75     10.475      587       156,416     89.88    42.23     30.48    0.00
8.501% to 9.000%                4        927,348      0.14     10.713      626       231,837     90.74    33.33     14.44    0.00
9.001% to 9.500%                1        534,314      0.08     10.200      746       534,314    100.00    54.62      0.00    0.00
                            -----   ------------    ------     ------      ---      --------    ------    -----    ------    ----
TOTAL:                      2,987   $666,834,985    100.00%     8.249%     617      $223,246     80.78%   42.37%    50.10%   1.37%
                            =====   ============    ======     ======      ===      ========    ======    =====    ======    ====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.650% per annum to 9.100% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.732% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                    TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%              1   $    599,360      0.09%     5.788%     643      $599,360    80.00%    54.71%   100.00%   0.00%
12.001% to 12.500%             10      2,571,692      0.39      6.391      674       257,169    80.00     42.80    100.00    0.00
12.501% to 13.000%            170     47,188,377      7.08      6.819      643       277,579    77.75     38.60     95.08    1.69
13.001% to 13.500%            325     81,676,879     12.25      7.308      639       251,313    79.18     42.77     71.74    1.70
13.501% to 14.000%            675    164,412,201     24.66      7.783      628       243,574    79.06     42.32     51.28    2.00
14.001% to 14.500%            633    139,644,311     20.94      8.270      620       220,607    79.65     42.68     37.70    1.50
14.501% to 15.000%            555    116,296,002     17.44      8.767      608       209,542    82.17     43.02     34.73    0.89
15.001% to 15.500%            274     53,502,250      8.02      9.275      587       195,264    83.23     42.82     38.20    0.53
15.501% to 16.000%            204     36,985,413      5.55      9.735      572       181,301    85.75     42.89     49.76    0.71
16.001% to 16.500%             85     15,404,862      2.31     10.282      577       181,234    91.43     42.42     49.65    0.00
16.501% to 17.000%             42      6,251,014      0.94     10.713      580       148,834    90.29     40.06     36.39    0.00
17.001% to 17.500%              9      1,556,212      0.23     11.218      585       172,912    93.44     37.14     65.05    0.00
17.501% to 18.000%              4        746,410      0.11     11.722      513       186,602    73.16     47.99     42.85    0.00
                            -----   ------------    ------     ------      ---      --------    -----     -----    ------   -----
TOTAL:                      2,987   $666,834,985    100.00%     8.249%     617      $223,246    80.78%    42.37%    50.10%   1.37%
                            =====   ============    ======     ======      ===      ========    =====     =====    ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.788% per annum to 17.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.249% per annum.

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
May 2008                      151   $ 32,136,089      4.82%    8.005%      616      $212,822    80.40%    41.89%    59.05%   0.00%
June 2008                   1,351    298,161,748     44.71     8.136       618       220,697    80.82     42.10     51.09    0.41
July 2008                   1,283    291,731,879     43.75     8.365       618       227,383    80.73     42.77     45.84    2.58
April 2009                      1        235,574      0.04     8.850       608       235,574    90.00     39.75      0.00    0.00
May 2009                       12      2,642,259      0.40     8.619       582       220,188    80.58     29.57     67.87    0.00
June 2009                      83     17,060,999      2.56     8.526       610       205,554    82.87     41.59     73.16    1.82
July 2009                      82     18,698,145      2.80     8.373       609       228,026    79.47     43.74     57.88    0.53
May 2011                        1        149,672      0.02     9.050       632       149,672    93.75     53.51    100.00    0.00
June 2011                      10      2,210,142      0.33     8.120       606       221,014    81.51     42.57     79.40    0.00
July 2011                      13      3,808,477      0.57     8.055       671       292,960    80.10     41.76     53.90    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                      2,987   $666,834,985    100.00%    8.249%      617      $223,246    80.78%    42.37%    50.10%   1.37%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $413,114,224
Aggregate Original Principal Balance      $413,605,453
Number of Mortgage Loans                         2,547

                                          MINIMUM    MAXIMUM   AVERAGE (1)
                                          -------   --------   -----------
Original Principal Balance                $14,800   $528,000     $162,389
Outstanding Principal Balance             $14,738   $527,802     $162,196

                               MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                               -------   -------   --------------------
Original Term (mos)               120       360              350
Stated remaining Term (mos)       116       358              347
Loan Age (mos)                      2        11                3
Current Interest Rate           6.031%   12.990%           8.455%
Initial Interest Rate Cap(4)    3.000%    3.000%           3.000%
Periodic Rate Cap(4)            1.000%    1.000%           1.000%
Gross Margin(4)                 1.650%    7.950%           5.749%
Maximum Mortgage Rate(4)       12.031%   17.706%          14.291%
Minimum Mortgage Rate(4)        6.031%   11.706%           8.291%
Months to Roll(4)                  20        58               23
Original Loan-to-Value           5.33%   100.00%           80.63%
Combined Loan-to-Value           5.33%   100.00%           89.09%
Credit Score (3)                  500       783              608

                                EARLIEST      LATEST
                               ----------   ----------
Maturity Date                  05/01/2016   07/01/2036

                            PERCENT OF
                          MORTGAGE POOL
                          -------------
LIEN POSITION
1st Lien                      94.75%
2nd Lien                       5.25%

OCCUPANCY
Primary                       96.45%
Second Home                    0.67%
Investment                     2.88%

LOAN TYPE
Fixed Rate                    21.97%
ARM                           78.03%

AMORTIZATION TYPE
Fully Amortizing              31.59%
Interest Only                  0.34%
15/30 Balloon                  4.93%
30/40 Balloon                 63.15%

                            PERCENT OF
                          MORTGAGE POOL
                          -------------
YEAR OF ORIGINATION
2005                           0.09%
2006                          99.91%

LOAN PURPOSE
Purchase                      29.11%
Refinance - Rate/Term          0.59%
Refinance - Cashout           70.30%

PROPERTY TYPE
Single Family                 67.38%
Planned Unit Development      14.60%
Condominium                    7.07%
Two- to Four-Family            9.74%
Townhouse                      1.02%
Rowhouse                       0.19%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      INCOME     DOC       IO
--------------            --------  ------------  ----------  --------  --------  -----------  ---------  --------  -------  -------
6.001% to 6.500%               20   $  5,034,892      1.22%     6.369%     651      $251,745     72.59%    44.14%    95.30%   0.00%
6.501% to 7.000%              136     31,731,058      7.68      6.808      641       233,317     76.31     44.52     97.80    0.00
7.001% to 7.500%              241     48,203,908     11.67      7.292      625       200,016     77.67     43.87     86.53    1.47
7.501% to 8.000%              453     87,634,595     21.21      7.787      618       193,454     77.58     44.16     62.68    0.36
8.001% to 8.500%              397     74,871,545     18.12      8.276      607       188,593     78.99     43.57     50.77    0.50
8.501% to 9.000%              377     69,297,204     16.77      8.776      598       183,812     81.11     43.77     45.65    0.00
9.001% to 9.500%              217     35,723,215      8.65      9.282      582       164,623     82.80     42.83     53.98    0.00
9.501% to 10.000%             159     24,926,995      6.03      9.740      564       156,774     85.23     44.16     63.24    0.00
10.001% to 10.500%             85     10,794,145      2.61     10.226      560       126,990     89.21     43.07     65.28    0.00
10.501% to 11.000%             50      4,138,486      1.00     10.754      571        82,770     85.23     41.28     71.52    0.00
11.001% to 11.500%             38      2,430,379      0.59     11.281      625        63,957     94.83     43.43     55.92    0.00
11.501% to 12.000%            100      5,344,545      1.29     11.796      652        53,445     98.62     44.17     19.10    0.00
12.001% to 12.500%            106      5,254,646      1.27     12.281      634        49,572     99.38     44.10     37.14    0.00
12.501% to 13.000%            168      7,728,610      1.87     12.783      617        46,004     99.28     44.82     34.84    0.00
                            -----   ------------    ------      -----      ---      --------     -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%     8.455%     608      $162,196     80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======      =====      ===      ========     =====     =====     =====    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.031% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.455% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      INCOME     DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  ---------  --------  -------  -------
109 to 120                      5   $    357,747      0.09%     9.651%     605      $ 71,549     55.08%    34.49%   100.00%   0.00%
169 to 180                    431     21,685,094      5.25     11.859      635        50,313     97.01     43.59     36.31    0.00
229 to 240                     34      1,849,703      0.45     10.345      630        54,403     72.25     39.95     82.60    0.00
289 to 300                     11        341,987      0.08     11.880      647        31,090     98.68     43.97     44.12    0.00
325 to 336                      1        124,344      0.03      8.988      506       124,344     70.00     54.37    100.00    0.00
349 to 360                  2,065    388,755,348     94.10      8.252      606       188,259     79.77     43.85     62.80    0.36
                            -----   ------------    ------      -----      ---      --------     -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%     8.455%     608      $162,196     80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======      =====      ===      ========     =====     =====     =====    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      INCOME     DOC       IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  ---------  --------  -------  -------
$50,000 or less               272   $  9,679,176      2.34%    11.963%     632      $ 35,585     96.35%    42.83%    43.17%   0.00%
$50,001 to $100,000           472     35,320,476      8.55      9.961      615        74,832     85.04     42.01     53.37    0.28
$100,001 to $150,000          539     68,227,346     16.52      8.454      606       126,581     79.73     42.37     66.38    0.19
$150,001 to $200,000          512     89,173,897     21.59      8.239      606       174,168     79.02     43.72     69.63    0.21
$200,001 to $250,000          294     65,638,306     15.89      8.217      605       223,260     80.18     44.05     61.82    0.00
$250,001 to $300,000          231     63,160,594     15.29      8.126      607       273,422     80.14     44.49     59.12    0.43
$300,001 to $350,000          110     35,716,667      8.65      8.149      606       324,697     79.15     44.73     54.52    0.97
$350,001 to $400,000           83     31,047,125      7.52      8.063      609       374,062     80.78     44.97     55.56    1.16
$400,001 to $450,000           21      8,767,757      2.12      8.095      593       417,512     80.37     45.85     76.23    0.00
$450,001 to $500,000            8      3,812,594      0.92      7.540      634       476,574     81.19     50.40     37.37    0.00
$500,001 to $550,000            5      2,570,286      0.62      7.785      675       514,057     82.99     48.05     39.95    0.00
                            -----   ------------    ------      -----      ---      --------     -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%     8.455%     608      $162,196     80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======      =====      ===      ========     =====     =====     =====    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,738 to approximately $527,802 and the average outstanding principal balance of the Mortgage Loans was approximately $162,196.

PRODUCT TYPES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  ---------  --------  -------  -------
10 Year Fixed Loans             5   $    357,747      0.09%     9.651%     605      $ 71,549     55.08%    34.49%   100.00%   0.00%
15 Year Fixed Loans            20      1,336,584      0.32      8.995      592        66,829     62.51     36.95     91.46    0.00
20 Year Fixed Loans            34      1,849,703      0.45     10.345      630        54,403     72.25     39.95     82.60    0.00
25 Year Fixed Loans            11        341,987      0.08     11.880      647        31,090     98.68     43.97     44.12    0.00
28 Year Fixed Loans             1        124,344      0.03      8.988      506       124,344     70.00     54.37    100.00    0.00
30 Year Fixed Loans           246     40,755,781      9.87      8.084      611       165,674     75.61     42.31     86.76    0.00
15/30 Balloon Loans           411     20,348,510      4.93     12.047      638        49,510     99.27     44.03     32.68    0.00
30/40 Balloon Loans           132     25,650,320      6.21      8.023      612       194,321     77.60     42.00     75.87    0.00
2/28 LIBOR Loans              462     77,274,029     18.71      8.453      601       167,260     80.41     43.12     57.81    1.68
2/28 LIBOR Loans
   (40 due in 30)           1,086    220,110,383     53.28      8.206      607       202,680     80.43     44.66     57.14    0.00
3/27 LIBOR Loans               54      8,600,515      2.08      8.704      593       159,269     80.05     42.80     76.17    1.16
3/27 LIBOR Loans
   (40 due in 30)              71     13,497,491      3.27      8.555      605       190,106     81.86     43.47     73.70    0.00
5/25 LIBOR Loans                4        681,483      0.16      8.035      622       170,371     81.72     48.11    100.00    0.00
5/25 LIBOR Loans
   (40 due in 30)              10      2,185,345      0.53      7.958      623       218,535     79.11     44.46     78.37    0.00
                            -----   ------------    ------      -----      ---      --------     -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%     8.455%     608      $162,196     80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======      =====      ===      ========     =====     =====     =====    ====

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      INCOME     DOC       IO
-----------------         --------  ------------  ----------  --------  --------  -----------  ---------  --------  -------  -------
Fully Amortizing              834   $130,494,476     31.59%    8.403%      604      $156,468     78.51%    42.71%    69.10%    0.00%
Balloon                     1,707    281,225,060     68.07     8.482       610       164,748     81.60     44.32     58.09     0.00
60 Month Interest-Only          6      1,394,688      0.34     7.757       649       232,448     84.09     46.24     47.52   100.00
                            -----   ------------    ------     -----       ---      --------     -----     -----     -----   ------
TOTAL:                      2,547   $413,114,224    100.00%    8.455%      608      $162,196     80.63%    43.81%    61.53%    0.34%
                            =====   ============    ======     =====       ===      ========     =====     =====     =====   ======

ADJUSTMENT TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      INCOME     DOC       IO
---------------           --------  ------------  ----------  --------  --------  -----------  ---------  --------  -------  -------
ARM                         1,687   $322,349,246     78.03%    8.291%      605      $191,078     80.47%    44.19%    58.74%   0.43%
Fixed Rate                    860     90,764,978     21.97     9.036       617       105,541     81.21     42.47     71.45    0.00
                            -----   ------------    ------     -----       ---      --------     -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%    8.455%      608      $162,196     80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======     =====       ===      ========     =====     =====     =====    ====

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      INCOME     DOC       IO
------------              --------  ------------  ----------  --------  --------  -----------  ---------  --------  -------  -------
Alabama                        48   $  5,567,435      1.35%     8.774%     599      $115,988     84.26%    42.03%    72.22%   0.00%
Arizona                       103     15,922,836      3.85      8.387      613       154,591     80.35     43.92     57.69    0.00
Arkansas                       19      1,797,582      0.44      8.969      604        94,610     80.30     38.76     77.61    0.00
California                     50      9,773,612      2.37      8.169      625       195,472     77.90     43.61     58.25    0.00
Colorado                       25      4,477,797      1.08      8.320      597       179,112     85.00     44.75     70.99    0.00
Connecticut                   115     18,576,394      4.50      8.360      616       161,534     81.29     45.70     69.85    0.00
Delaware                       23      3,433,540      0.83      8.759      568       149,284     83.72     45.68     88.41    0.00
District of Columbia            7      1,350,431      0.33      7.549      602       192,919     63.86     39.34     58.61    0.00
Florida                       398     62,668,620     15.17      8.499      609       157,459     80.69     42.82     55.58    0.73
Georgia                       218     27,577,980      6.68      8.809      608       126,504     83.54     42.98     62.07    0.00
Idaho                           2        157,471      0.04      9.331      586        78,735     91.77     46.57    100.00    0.00
Illinois                      117     18,980,240      4.59      8.455      607       162,224     80.97     44.32     54.82    0.00
Indiana                        20      1,811,857      0.44      9.313      610        90,593     88.44     43.96     53.63    5.52
Iowa                            4        454,932      0.11      9.209      588       113,733     89.24     41.45     69.89    0.00
Kansas                          3        329,920      0.08      9.879      570       109,973     83.38     48.33    100.00    0.00
Kentucky                       12      1,415,024      0.34      8.723      622       117,919     84.68     41.44     45.28    0.00
Louisiana                      13      1,195,250      0.29      8.966      596        91,942     80.73     39.87     60.88    0.00
Maine                          25      4,009,780      0.97      8.152      628       160,391     79.77     42.71     66.89    0.00
Maryland                      189     38,570,379      9.34      8.324      605       204,076     80.03     42.99     58.22    0.00
Massachusetts                 156     33,342,735      8.07      8.136      619       213,735     79.11     45.37     58.11    0.00
Michigan                       36      3,615,091      0.88      8.991      599       100,419     81.92     43.35     71.42    0.00
Minnesota                      56      9,764,179      2.36      8.297      604       174,360     82.44     44.03     73.70    0.00
Mississippi                     5        635,259      0.15      8.725      589       127,052     82.47     45.23     71.30    0.00
Missouri                       13      1,507,122      0.36      9.324      588       115,932     87.12     43.78     75.38    0.00
Montana                         1        188,892      0.05      9.400      514       188,892     90.00     28.96    100.00    0.00
Nebraska                        7        715,012      0.17      8.453      635       102,145     83.93     42.43     69.24    0.00
Nevada                         33      6,113,891      1.48      8.171      619       185,269     78.30     43.49     50.71    0.00
New Hampshire                  33      5,439,561      1.32      8.329      605       164,835     79.05     45.28     67.97    0.00
New Jersey                    114     24,980,425      6.05      8.488      613       219,127     79.02     45.05     60.34    1.39
New Mexico                     11      1,387,837      0.34      9.029      582       126,167     81.28     47.26     69.91    0.00
New York                      119     26,922,062      6.52      8.040      606       226,236     76.06     45.50     60.16    1.34
North Carolina                 40      5,113,088      1.24      8.448      608       127,827     83.03     44.85     79.85    0.00
Ohio                           17      2,644,928      0.64      9.234      588       155,584     88.37     41.98     66.62    0.00
Oklahoma                       27      2,490,812      0.60      8.791      610        92,252     86.83     41.49     80.24    0.00
Oregon                         15      2,851,865      0.69      8.437      595       190,124     83.36     43.77     74.62    0.00
Pennsylvania                  120     14,809,461      3.58      8.571      600       123,412     79.81     43.41     73.03    0.00
Rhode Island                   44      8,168,713      1.98      8.381      613       185,653     79.87     44.09     57.60    0.00
South Carolina                 22      3,426,974      0.83      9.295      583       155,772     82.05     40.53     73.66    0.00
South Dakota                    1        182,320      0.04      8.913      611       182,320     95.00     49.90    100.00    0.00
Tennessee                      54      6,087,998      1.47      8.633      597       112,741     82.83     42.37     76.04    0.00
Texas                          25      2,625,886      0.64      8.518      603       105,035     82.46     41.65     77.10    0.00
Utah                           27      2,786,532      0.67      8.686      609       103,205     82.47     44.74     48.13    0.00
Vermont                         3        587,648      0.14      8.837      662       195,883     81.68     46.73     46.18    0.00
Virginia                      121     20,359,813      4.93      8.501      609       168,263     80.84     44.07     55.11    0.00
Washington                     19      3,275,687      0.79      8.519      602       172,405     80.87     42.48     61.63    3.94
West Virginia                   7      1,018,075      0.25     10.190      565       145,439     82.94     39.52    100.00    0.00
Wisconsin                      30      4,001,279      0.97      9.091      595       133,376     86.50     42.78     52.13    0.00
                            -----   ------------    ------      -----      ---      --------     -----     -----    ------    ----
TOTAL:                      2,547   $413,114,224    100.00%     8.455%     608      $162,196     80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======      =====      ===      ========     =====     =====    ======    ====

No more than approximately 0.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  ---------  --------  -------  -------
50.00% or less                 58   $  6,962,654      1.69%     8.144%     605      $120,046     40.55%    38.11%    80.79%   0.00%
50.01% to 55.00%               20      2,784,982      0.67      8.278      587       139,249     53.56     41.55     68.89    0.00
55.01% to 60.00%               41      7,945,979      1.92      7.782      586       193,804     57.48     39.39     76.45    0.00
60.01% to 65.00%               50      9,939,441      2.41      7.966      582       198,789     63.34     40.11     73.12    0.00
65.01% to 70.00%               84     16,164,565      3.91      8.264      578       192,435     68.56     40.49     68.87    0.00
70.01% to 75.00%              113     22,436,292      5.43      8.201      579       198,551     73.96     42.31     72.97    0.00
75.01% to 80.00%            1,265    235,012,385     56.89      7.980      622       185,781     79.79     44.64     58.32    0.32
80.01% to 85.00%              124     23,095,157      5.59      8.760      573       186,251     84.63     43.78     72.03    0.81
85.01% to 90.00%              250     47,177,491     11.42      9.151      569       188,710     89.63     43.68     81.79    0.73
90.01% to 95.00%               61     12,962,769      3.14      9.040      626       212,504     94.80     44.85     24.80    0.77
95.01% to 100.00%             481     28,632,509      6.93     11.454      633        59,527     99.90     44.01     35.99    0.00
                            -----   ------------    ------      -----      ---      --------     -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%     8.455%     608      $162,196     80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======      =====      ===      ========     =====     =====     =====    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 5.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.25% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.94%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.18%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE     WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  ---------  --------  -------  -------
50.00% or less                 58   $  6,962,654      1.69%    8.144%      605      $120,046     40.55%    38.11%    80.79%   0.00%
50.01% to 55.00%               20      2,784,982      0.67     8.278       587       139,249     53.56     41.55     68.89    0.00
55.01% to 60.00%               41      7,945,979      1.92     7.782       586       193,804     57.48     39.39     76.45    0.00
60.01% to 65.00%               49      9,719,882      2.35     7.951       581       198,365     63.41     40.28     74.77    0.00
65.01% to 70.00%               83     15,989,757      3.87     8.256       578       192,648     68.58     40.44     68.53    0.00
70.01% to 75.00%              115     22,830,658      5.53     8.211       580       198,527     73.78     42.23     72.47    0.00
75.01% to 80.00%              285     57,860,336     14.01     8.110       591       203,019     79.16     43.88     71.20    0.00
80.01% to 85.00%              126     23,477,463      5.68     8.758       574       186,329     84.53     43.66     72.49    0.80
85.01% to 90.00%              247     47,092,868     11.40     9.116       570       190,659     89.44     43.69     81.34    0.74
90.01% to 95.00%               96     20,545,724      4.97     8.589       629       214,018     89.50     44.09     41.06    1.81
95.01% to 100.00%           1,427    197,903,921     47.91     8.458       632       138,685     82.91     44.86     50.96    0.25
                            -----   ------------    ------     -----       ---      --------     -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%    8.455%      608      $162,196     80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======     =====       ===      ========     =====     =====     =====    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 5.33% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 89.09%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 5.25% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.94%. Approximately 43.26% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.55%.

   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.01% to 25.00%               71   $ 11,388,929      2.76%    8.403%      606      $160,407    77.86%    23.20%   85.82%    0.00%
25.01% to 30.00%              124     16,580,503      4.01     8.601       597       133,714    79.97     28.01    80.20     0.00
30.01% to 35.00%              240     37,590,701      9.10     8.402       600       156,628    77.34     32.74    66.18     0.00
35.01% to 40.00%              356     55,883,045     13.53     8.455       607       156,975    79.63     37.67    53.12     0.18
40.01% to 45.00%              536     80,448,918     19.47     8.515       612       150,091    80.69     42.73    56.21     0.00
45.01% to 50.00%              677    106,106,619     25.68     8.456       612       156,731    81.60     47.49    58.50     1.22
50.01% to 55.00%              543    105,115,509     25.44     8.408       606       193,583    81.72     52.88    65.89     0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    -----     ----
TOTAL:                      2,547   $413,114,224    100.00%    8.455%      608      $162,196    80.63%    43.81%   61.53%    0.34%
                            =====   ============    ======     =====       ===      ========    =====     =====    =====     ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 20.06% to 55.00% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 43.81%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Refinance - Cashout         1,788   $290,429,092     70.30%    8.590%      599      $162,432    80.45%    43.25%    66.18%   0.44%
Purchase                      747    120,260,337     29.11     8.119       629       160,991    81.04     45.26     50.51    0.11
Refinance - Rate Term          12      2,424,795      0.59     8.874       589       202,066    81.82     39.86     51.20    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%    8.455%      608      $162,196    80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family               1,797   $278,367,443     67.38%    8.457%      605      $154,907    80.67%    43.27%    63.71%   0.39%
Planned Unit Development      333     60,309,606     14.60     8.552       607       181,110    81.55     44.12     56.29    0.00
Two- to Four-Family           171     40,216,842      9.74     8.211       626       235,186    78.82     47.06     59.59    0.00
Condominium                   208     29,190,753      7.07     8.544       622       140,340    80.99     43.92     52.41    1.08
Townhouse                      29      4,228,162      1.02     8.517       597       145,799    81.02     44.10     74.62    0.00
Rowhouse                        9        801,417      0.19     8.883       590        89,046    73.55     43.54     58.79    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%    8.455%      608      $162,196    80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

DOCUMENTATION

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          1,527   $254,189,559     61.53%    8.207%      595      $166,463    79.63%    43.61%   100.00%   0.26%
Stated Income                 963    149,407,987     36.17     8.869       630       155,148    82.13     44.23      0.00    0.49
Lite Documentation             57      9,516,678      2.30     8.569       600       166,959    83.88     42.74      0.00    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                      2,547   $413,114,224    100.00%    8.455%      608      $162,196    80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

OCCUPANCY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                     2,454   $398,453,543     96.45%    8.442%      607      $162,369    80.63%    43.85%    61.45%   0.35%
Investment                     74     11,900,661      2.88     8.754       632       160,820    78.67     42.62     70.85    0.00
Second Home                    19      2,760,020      0.67     8.941       649       145,264    89.17     44.21     32.45    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%    8.455%      608      $162,196    80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
2                           1,204   $188,507,101     45.63%     8.628%     605      $156,567     80.84%   43.94%    60.17%   0.67%
3                           1,173    201,812,182     48.85      8.283      610       172,048     80.39    43.61     62.47    0.06
4                             152     21,952,875      5.31      8.471      613       144,427     80.68    44.71     64.81    0.00
5                               6        403,535      0.10      9.997      619        67,256     93.82    41.62     24.11    0.00
6                               2         78,239      0.02     10.968      663        39,119    100.00    37.68     55.08    0.00
8                               7        252,337      0.06     10.610      653        36,048     86.63    44.00     87.61    0.00
9                               1         34,608      0.01     10.700      659        34,608     51.20    43.12    100.00    0.00
10                              1         29,855      0.01      9.350      661        29,855     80.00    38.93    100.00    0.00
11                              1         43,492      0.01     11.250      635        43,492     78.74    48.30    100.00    0.00
                            -----   ------------    ------     ------      ---      --------    ------    -----    ------    ----
TOTAL:                      2,547   $413,114,224    100.00%     8.455%     608      $162,196     80.63%   43.81%    61.53%   0.34%
                            =====   ============    ======     ======      ===      ========    ======    =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          945   $152,386,411     36.89%     8.629%     609      $161,255    81.12%    44.14%    57.48%   0.23%
12 Months                     189     41,472,851     10.04      8.269      608       219,433    78.56     45.30     59.96    0.87
24 Months                   1,062    172,894,993     41.85      8.323      607       162,801    81.00     43.64     61.32    0.34
36 Months                     351     46,359,969     11.22      8.536      609       132,080    79.50     42.04     77.06    0.22
                            -----   ------------    ------      -----      ---      --------    -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224    100.00%     8.455%     608      $162,196    80.63%    43.81%    61.53%   0.34%
                            =====   ============    ======      =====      ===      ========    =====     =====     =====    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
500                             4   $    669,756      0.16%     9.830%     500      $167,439     77.70%    43.84%  100.00%   0.00%
501 to 525                    146     25,044,647      6.06      9.485      514       171,539     79.52     43.31    91.21    0.00
526 to 550                    161     31,000,405      7.50      8.929      537       192,549     79.11     43.52    86.00    0.00
551 to 575                    201     38,971,791      9.43      8.563      563       193,890     77.98     42.53    76.97    0.00
576 to 600                    471     78,024,050     18.89      8.304      589       165,656     80.33     44.31    81.30    0.00
601 to 625                    618     94,483,459     22.87      8.433      613       152,886     81.48     43.91    51.16    0.00
626 to 650                    499     77,577,706     18.78      8.315      637       155,466     81.56     44.09    43.05    1.17
651 to 675                    245     36,204,497      8.76      8.205      663       147,773     81.70     43.83    42.39    1.35
676 to 700                     98     13,881,292      3.36      8.177      687       141,646     80.59     42.50    42.97    0.00
701 to 725                     53      9,475,364      2.29      7.871      712       178,780     82.55     44.23    37.65    0.00
726 to 750                     30      4,383,759      1.06      8.453      737       146,125     79.11     44.08    34.75    0.00
751 to 775                     16      2,419,383      0.59      7.904      757       151,211     82.03     48.09    62.55    0.00
776 to 783                      5        978,115      0.24      7.211      782       195,623     78.61     49.22    96.02    0.00
                            -----   ------------    ------      -----      ---      --------     -----     -----    -----    ----
TOTAL:                      2,547   $413,114,224    100.00%     8.455%     608      $162,196     80.63%    43.81%   61.53%   0.34%
                            =====   ============    ======      =====      ===      ========     =====     =====    =====    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 783 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 608.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

CREDIT GRADE

                           NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
CREDIT                    MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GRADE                       LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------                    --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
A+                          1,929   $305,647,909    73.99%   8.371%      618      $158,449    81.27%    44.15%    56.55%   0.46%
A                             264     47,954,427    11.61    8.746       575       181,646    81.73     42.80     78.74    0.00
A-                             76     14,689,241     3.56    8.755       565       193,279    76.32     42.62     78.11    0.00
B                              74     14,039,691     3.40    8.884       562       189,726    73.78     42.45     78.05    0.00
C                              25      4,292,279     1.04    9.100       557       171,691    71.22     39.80     96.28    0.00
500                            27      3,982,972     0.96    9.289       520       147,517    76.44     41.02     98.17    0.00
550                            12      1,950,933     0.47    8.387       564       162,578    72.87     42.16     83.51    0.00
580                            18      3,033,984     0.73    7.810       593       168,555    78.74     44.90     81.82    0.00
600                            39      6,214,708     1.50    8.444       611       159,351    80.00     46.10     39.90    0.00
620                            53      7,702,575     1.86    8.151       633       145,332    78.60     42.58     55.85    0.00
660                            20      1,968,705     0.48    8.693       666        98,435    82.46     43.85     49.61    0.00
700                            10      1,636,800     0.40    7.922       749       163,680    83.11     47.35     74.76    0.00
                            -----   ------------   ------    -----       ---      --------    -----     -----     -----    ----
TOTAL:                      2,547   $413,114,224   100.00%   8.455%      608      $162,196    80.63%    43.81%    61.53%   0.34%
                            =====   ============   ======    =====       ===      ========    =====     =====     =====    ====

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
1.501% to 2.000%                1   $    101,591     0.03%    9.100%     618      $101,591    90.00%    22.75%   100.00%   0.00%
2.501% to 3.000%                1        411,539     0.13     7.100      562       411,539    80.00     49.02    100.00    0.00
3.501% to 4.000%                9      2,074,329     0.64     6.916      647       230,481    80.44     43.85     90.18    0.00
4.001% to 4.500%              100     23,347,382     7.24     6.828      641       233,474    78.12     45.09     97.90    0.00
4.501% to 5.000%              188     38,998,654    12.10     7.358      622       207,440    78.97     45.03     81.72    1.81
5.001% to 5.500%              371     71,308,473    22.12     7.842      617       192,206    78.49     44.71     61.02    0.44
5.501% to 6.000%              362     69,480,978    21.55     8.289      607       191,936    79.47     44.11     47.12    0.54
6.001% to 6.500%              309     57,787,038    17.93     8.795      597       187,013    81.39     43.40     39.58    0.00
6.501% to 7.000%              159     28,601,840     8.87     9.271      579       179,886    83.48     43.27     53.19    0.00
7.001% to 7.500%              130     22,032,839     6.84     9.786      564       169,483    85.79     44.11     59.84    0.00
7.501% to 8.000%               57      8,204,583     2.55    10.228      561       143,940    88.45     43.02     57.32    0.00
                            -----   ------------   ------    ------      ---      --------    -----     -----    ------    ----
TOTAL:                      1,687   $322,349,246   100.00%    8.291%     605      $191,078    80.47%    44.19%    58.74%   0.43%
                            =====   ============   ======    ======      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.650% per annum to 7.950% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.749% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                  GROUP I COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------          --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
12.001% to 12.500%              8   $  2,036,274     0.63%    6.390%     660      $254,534    80.00%    44.92%   100.00%   0.00%
12.501% to 13.000%             98     22,903,709     7.11     6.788      643       233,711    77.72     45.22     98.46    0.00
13.001% to 13.500%            186     37,990,189    11.79     7.301      625       204,248    78.76     44.96     84.64    1.86
13.501% to 14.000%            365     70,534,480    21.88     7.793      619       193,245    78.41     44.58     58.98    0.45
14.001% to 14.500%            353     67,425,795    20.92     8.272      607       191,008    79.25     43.81     47.11    0.55
14.501% to 15.000%            316     59,672,458    18.51     8.780      598       188,837    81.55     43.73     40.73    0.00
15.001% to 15.500%            159     28,911,731     8.97     9.279      579       181,835    82.78     43.58     50.45    0.00
15.501% to 16.000%            129     22,270,274     6.91     9.741      563       172,638    86.44     44.20     60.17    0.00
16.001% to 16.500%             57      8,384,119     2.60    10.228      554       147,090    89.64     42.71     63.93    0.00
16.501% to 17.000%             10      1,245,939     0.39    10.752      561       124,594    84.81     41.35     54.43    0.00
17.001% to 17.500%              4        710,467     0.22    11.188      563       177,617    95.12     49.06     89.56    0.00
17.501% to 18.000%              2        263,812     0.08    11.702      511       131,906    76.82     53.97    100.00    0.00
                            -----   ------------   ------    ------      ---      --------    -----     -----    ------    ----
TOTAL:                      1,687   $322,349,246   100.00%    8.291%     605      $191,078    80.47%    44.19%    58.74%   0.43%
                            =====   ============   ======    ======      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 12.031% per annum to 17.706% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.291% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
May 2008                       88   $ 16,275,607     5.05%   8.089%      607      $184,950    79.73%    44.88%    66.20%   0.00%
June 2008                     766    146,428,096    45.43    8.174       608       191,159    80.57     44.12     57.69    0.09
July 2008                     694    134,680,709    41.78    8.397       603       194,064    80.35     44.33     55.83    0.87
April 2009                      1        235,574     0.07    8.850       608       235,574    90.00     39.75      0.00    0.00
May 2009                        7      1,023,122     0.32    8.455       591       146,160    76.31     39.58     59.95    0.00
June 2009                      64     11,820,478     3.67    8.576       609       184,695    83.01     42.94     74.55    0.00
July 2009                      53      9,018,831     2.80    8.673       590       170,167    79.05     44.06     78.43    1.11
May 2011                        1        149,672     0.05    9.050       632       149,672    93.75     53.51    100.00    0.00
June 2011                       8      1,492,618     0.46    8.043       597       186,577    79.41     43.98     89.31    0.00
July 2011                       5      1,224,539     0.38    7.764       654       244,908    78.41     45.96     74.42    0.00
                            -----   ------------   ------    -----       ---      --------    -----     -----    ------    ----
TOTAL:                      1,687   $322,349,246   100.00%   8.291%      605      $191,078    80.47%    44.19%    58.74%   0.43%
                            =====   ============   ======    =====       ===      ========    =====     =====    ======    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

AGGREGATE MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $406,479,617
Aggregate Original Principal Balance      $406,910,144
Number of Mortgage Loans                         1,743

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $15,000   $1,000,000     $233,454
Outstanding Principal Balance   $14,575   $  999,355     $233,207

                                                     WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)               120       360         351
Stated remaining Term (mos)       118       358         348
Loan Age (mos)                      2         8           3
Current Interest Rate           5.788%   14.250%      8.375%
Initial Interest Rate Cap(4)    3.000%    3.000%      3.000%
Periodic Rate Cap(4)            1.000%    1.000%      1.000%
Gross Margin(4)                 2.250%    9.100%      5.717%
Maximum Mortgage Rate(4)       11.788%   17.750%     14.209%
Minimum Mortgage Rate(4)        5.788%   11.750%      8.209%
Months to Roll(4)                  20        58          22
Original Loan-to-Value          18.80%   100.00%      81.52%
Combined Loan-to-Value          18.80%   100.00%      93.52%
Credit Score (3)                  500       816         629

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   07/01/2016   07/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       95.07%
2nd Lien                        4.93%

OCCUPANCY
Primary                        91.70%
Second Home                     5.05%
Investment                      3.26%

LOAN TYPE                      15.25%
Fixed Rate                     84.75%
ARM

AMORTIZATION TYPE
Fully Amortizing               26.95%
Interest Only                   1.91%
15/30 Balloon                   4.75%
30/40 Balloon                  66.39%

                            PERCENT OF
                           MORTGAGE POOL
                           -------------
YEAR OF ORIGINATION
2005                            0.01%
2006                           99.99%

LOAN PURPOSE
Purchase                       66.44%
Refinance - Rate/Term           0.38%
Refinance - Cashout            33.18%

PROPERTY TYPE
Single Family                  58.93%
Planned Unit Development       20.63%
Two- to Four-Family            11.85%
Condominium                     7.51%
Townhouse                       0.92%
Rowhouse                        0.17%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                           NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
5.501% to 6.000%                1   $    599,360     0.15%    5.788%     643      $599,360     80.00%   54.71%   100.00%   0.00%
6.001% to 6.500%                5      1,850,041     0.46     6.347      689       370,008     80.00    36.46    100.00    0.00
6.501% to 7.000%               93     31,568,085     7.77     6.857      647       339,442     77.62    32.66     93.77    2.53
7.001% to 7.500%              174     52,884,012    13.01     7.320      647       303,931     78.59    39.42     66.18    1.30
7.501% to 8.000%              353    103,593,744    25.49     7.776      635       293,467     79.32    40.36     48.16    2.88
8.001% to 8.500%              301     76,271,796    18.76     8.266      631       253,395     79.72    41.45     31.83    2.26
8.501% to 9.000%              266     62,172,188    15.30     8.755      618       233,730     82.33    41.92     30.77    1.66
9.001% to 9.500%              128     26,749,791     6.58     9.272      601       208,983     83.42    41.64     25.06    1.07
9.501% to 10.000%              86     16,234,334     3.99     9.740      583       188,771     85.06    40.61     38.34    1.62
10.001% to 10.500%             42      8,027,670     1.97    10.341      606       191,135     92.41    41.67     39.91    0.00
10.501% to 11.000%             59      7,593,975     1.87    10.755      615       128,711     93.47    39.35     44.50    0.00
11.001% to 11.500%             34      3,887,928     0.96    11.285      659       114,351     95.64    38.39     43.39    0.00
11.501% to 12.000%             37      4,055,747     1.00    11.759      647       109,615     95.96    41.93     34.26    0.00
12.001% to 12.500%             24      2,516,581     0.62    12.289      642       104,858     99.81    46.21     22.24    0.00
12.501% to 13.000%             25      2,413,287     0.59    12.774      620        96,531     98.85    44.66     19.81    0.00
13.001% to 13.500%             92      4,704,234     1.16    13.234      613        51,133     99.59    45.77     12.15    0.00
13.501% to 14.000%             22      1,290,268     0.32    13.680      608        58,649     99.83    41.16     11.98    0.00
14.001% to 14.500%              1         66,577     0.02    14.250      632        66,577    100.00    36.62      0.00    0.00
                            -----   ------------   ------    ------      ---      --------    ------    -----    ------    ----
TOTAL:                      1,743   $406,479,617   100.00%    8.375%     629      $233,207     81.52%   40.31%    45.44%   1.91%
                            =====   ============   ======    ======      ===      ========    ======    =====    ======    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.788% per annum to 14.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.375% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
109 to 120                      1   $     19,819     0.00%   11.400%     590      $ 19,819    30.77%     9.51%     0.00%   0.00%
169 to 180                    254     20,250,873     4.98    12.092      646        79,728    97.51     42.35     33.05    0.00
229 to 240                      4        389,256     0.10    10.263      606        97,314    84.71     37.41     54.96    0.00
289 to 300                      5        339,546     0.08    11.909      660        67,909    95.73     48.93     32.45    0.00
349 to 360                  1,479    385,480,124    94.83     8.174      628       260,636    80.67     40.20     46.09    2.01
                            -----   ------------   ------    ------      ---      --------    -----     -----     -----    ----
TOTAL:                      1,743   $406,479,617   100.00%    8.375%     629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============   ======    ======      ===      ========    =====     =====     =====    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 118 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN             MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRINCIPAL BALANCES          LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less                87   $  3,183,052     0.78%   12.546%     612      $ 36,587    92.62%    39.31%    28.18%   0.00%
$50,001 to $100,000           282     21,752,907     5.35    10.146      616        77,138    86.28     38.22     52.79    0.00
$100,001 to $150,000          307     38,438,005     9.46     9.170      626       125,205    83.73     38.19     52.69    0.94
$150,001 to $200,000          260     45,380,982    11.16     8.545      625       174,542    80.93     39.64     42.83    0.73
$200,001 to $250,000          218     49,050,733    12.07     8.308      628       225,003    81.01     41.05     33.80    0.85
$250,001 to $300,000          141     38,577,804     9.49     8.152      629       273,601    80.90     40.17     38.49    3.48
$300,001 to $350,000          109     35,460,453     8.72     8.146      634       325,325    81.33     41.34     35.71    1.80
$350,001 to $400,000           59     21,988,219     5.41     7.907      641       372,682    80.57     40.14     40.43    5.20
$400,001 to $450,000           66     28,237,161     6.95     7.896      635       427,836    79.89     41.71     43.90    2.99
$450,001 to $500,000           67     31,901,575     7.85     8.146      621       476,143    79.90     42.11     47.60    4.46
$500,001 to $550,000           41     21,530,601     5.30     8.040      636       525,137    81.12     43.45     51.19    0.00
$550,001 to $600,000           37     21,325,299     5.25     7.943      648       576,359    80.92     42.44     32.55    0.00
$600,001 to $650,000           21     13,164,303     3.24     7.873      632       626,872    78.19     46.91     47.24    9.58
$650,001 to $700,000           14      9,504,865     2.34     8.373      610       678,919    84.11     41.32     57.03    0.00
$700,001 to $750,000           15     10,962,607     2.70     8.038      624       730,840    82.81     35.03     73.33    0.00
$750,001 to $800,000            8      6,216,961     1.53     7.617      628       777,120    81.73     32.80     87.73    0.00
$800,001 to $850,000            5      4,129,976     1.02     7.506      633       825,995    79.38     24.82     80.04    0.00
$850,001 to $900,000            2      1,771,340     0.44     7.806      607       885,670    87.56     30.44    100.00    0.00
$900,001 to $950,000            1        906,610     0.22     8.700      625       906,610    95.00     49.69    100.00    0.00
$950,001 to $1,000,000          3      2,996,165     0.74     7.280      643       998,722    78.13     29.54    100.00    0.00
                            -----   ------------   ------    ------      ---      --------    -----     -----    ------    ----
TOTAL:                      1,743   $406,479,617   100.00%    8.375%     629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============   ======    ======      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,575 to approximately $999,355 and the average outstanding principal balance of the Mortgage Loans was approximately $233,207.

PRODUCT TYPES

                           NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  ------------  --------  --------  --------  -----------  --------  --------  -------  -------
10 Year Fixed Loans             1   $     19,819     0.00%   11.400%     590      $ 19,819    30.77%     9.51%     0.00%   0.00%
15 Year Fixed Loans            13        959,389     0.24     9.460      605        73,799    66.38     30.24     78.18    0.00
20 Year Fixed Loans             4        389,256     0.10    10.263      606        97,314    84.71     37.41     54.96    0.00
25 Year Fixed Loans             5        339,546     0.08    11.909      660        67,909    95.73     48.93     32.45    0.00
30 Year Fixed Loans           108     21,871,575     5.38     7.755      630       202,515    76.08     35.36     81.74    0.00
15/30 Balloon Loans           241     19,291,484     4.75    12.223      648        80,048    99.06     42.96     30.81    0.00
30/40 Balloon Loans            71     19,122,810     4.70     8.027      622       269,335    78.69     37.41     78.74    0.00
2/28 LIBOR Loans              410     89,854,947    22.11     8.434      628       219,158    81.66     39.78     42.02    8.30
2/28 LIBOR Loans (40 due
   in 30)                     827    234,790,358    57.76     8.120      629       283,906    80.83     41.06     41.24    0.00
3/27 LIBOR Loans               16      3,755,219     0.92     9.064      582       234,701    79.88     35.18     56.66    8.27
3/27 LIBOR Loans (40 due
   in 30)                      37     12,783,752     3.14     8.019      628       345,507    81.40     41.31     50.62    0.00
5/25 LIBOR Loans (40 due
   in 30)                      10      3,301,463     0.81     8.212      667       330,146    81.98     39.74     47.36    0.00
                            -----   ------------   ------    ------      ---      --------    -----     -----     -----    ----
TOTAL:                      1,743   $406,479,617   100.00%    8.375%     629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============   ======    ======      ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              534   $109,544,204     26.95%    8.377%      625      $205,139    80.36%    38.47%    50.01%    0.00%
Balloon                     1,185    289,170,073     71.14     8.383       630       244,025    81.95     40.95     43.53     0.00
60 Month Interest-Only         24      7,765,340      1.91     8.021       649       323,556    82.13     42.48     52.15   100.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----   ------
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%    1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====   ======

ADJUSTMENT TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                         1,300   $344,485,739     84.75%    8.209%      629      $264,989    81.07%    40.66%    42.02%   2.25%
Fixed Rate                    443     61,993,878     15.25     9.296       633       139,941    84.04     38.36     64.45    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GEOGRAPHIC DISTRIBUTION     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        26   $  3,197,882      0.79%    8.505%      611      $122,995    75.19%    41.16%    58.94%   0.00%
Arizona                       106     20,021,319      4.93     8.493       626       188,880    82.05     39.94     39.48    1.55
Arkansas                        7        742,001      0.18     8.758       582       106,000    80.49     35.43     62.86    0.00
California                     89     30,248,758      7.44     7.984       628       339,874    81.53     41.78     55.15    5.15
Colorado                        5      1,150,810      0.28     8.322       602       230,162    84.07     29.22     70.06    0.00
Connecticut                    43     13,307,903      3.27     8.403       610       309,486    81.11     38.17     51.14    0.00
Delaware                        8      1,284,986      0.32     8.473       595       160,623    80.79     29.62    100.00    0.00
District of Columbia            2        564,425      0.14     8.180       661       282,212    84.00     24.08    100.00    0.00
Florida                       395     88,709,251     21.82     8.354       632       224,580    80.79     39.13     38.56    0.31
Georgia                        98     18,057,747      4.44     8.640       632       184,263    82.35     36.92     46.39    0.78
Idaho                           1        111,682      0.03     7.000       649       111,682    80.00     25.27    100.00    0.00
Illinois                       34      7,665,736      1.89     8.306       632       225,463    80.96     42.47     29.45    2.71
Indiana                        12      1,064,151      0.26     9.256       606        88,679    84.54     43.86     53.32    0.00
Iowa                            1         84,466      0.02    10.600       506        84,466    65.00     18.56    100.00    0.00
Kentucky                        9      1,032,836      0.25     9.070       590       114,760    85.27     30.33     64.71    0.00
Louisiana                      19      2,514,248      0.62     8.654       597       132,329    79.61     35.20     45.66    0.00
Maine                          19      3,659,752      0.90     7.953       637       192,619    76.18     30.76     70.42    0.00
Maryland                      102     29,544,400      7.27     8.218       624       289,651    81.18     42.71     47.03    3.02
Massachusetts                  55     14,907,212      3.67     8.591       620       271,040    82.05     42.47     45.29    0.00
Michigan                       28      4,840,611      1.19     9.177       602       172,879    84.05     39.52     45.48    0.00
Minnesota                      17      3,766,332      0.93     8.166       630       221,549    81.72     34.50     55.64    0.00
Mississippi                     7        821,563      0.20     9.069       581       117,366    83.83     30.86    100.00    0.00
Missouri                        7        950,442      0.23     9.728       594       135,777    91.39     43.61     42.42    0.00
Montana                         1        304,419      0.07     9.000       569       304,419    90.00      6.14    100.00    0.00
Nebraska                        2        176,291      0.04     8.336       614        88,145    83.56     29.02    100.00    0.00
Nevada                         31      7,860,193      1.93     8.700       621       253,555    81.81     36.78     43.80    0.00
New Hampshire                   5      1,426,462      0.35     7.824       615       285,292    81.20     32.46     85.30    0.00
New Jersey                     83     22,649,517      5.57     8.796       638       272,886    83.52     43.28     38.04    5.14
New Mexico                      3        367,139      0.09     8.466       621       122,380    81.71     44.49     58.80    0.00
New York                      169     60,358,155     14.85     8.188       650       357,149    81.70     44.97     34.44    4.60
North Carolina                 31      3,740,067      0.92     8.933       609       120,647    84.97     30.37     66.69    4.63
North Dakota                    1        103,075      0.03     8.550       582       103,075    75.00      6.34    100.00    0.00
Ohio                            8        727,646      0.18    10.216       553        90,956    89.26     31.49     79.48    0.00
Oklahoma                       17      1,811,697      0.45     8.179       600       106,570    78.72     33.95     73.90    0.00
Oregon                         13      4,099,191      1.01     7.934       611       315,322    80.51     35.63     79.89    0.00
Pennsylvania                   86     12,026,847      2.96     8.652       606       139,847    80.29     37.49     67.35    0.00
Rhode Island                   13      2,997,079      0.74     8.013       645       230,545    78.72     38.14     50.90    0.00
South Carolina                  3        734,844      0.18     7.630       655       244,948    96.76     50.36     24.13    0.00
Tennessee                      29      4,034,482      0.99     8.275       617       139,120    80.20     35.18     81.72    0.00
Texas                          35      4,493,827      1.11     8.560       615       128,395    81.36     37.85     58.91    5.85
Utah                           22      4,137,315      1.02     8.210       629       188,060    81.13     36.69     55.38    0.00
Vermont                         1        169,512      0.04     8.350       625       169,512    80.00     40.92    100.00    0.00
Virginia                       77     20,552,725      5.06     8.398       628       266,919    82.27     43.36     38.84    0.00
Washington                     16      3,840,506      0.94     8.092       624       240,032    81.12     38.60     50.50    0.00
West Virginia                   1        145,844      0.04     8.340       584       145,844    80.00     50.00    100.00    0.00
Wisconsin                       6      1,474,267      0.36     7.881       675       245,711    81.80     15.53     89.15    0.00
                            -----   ------------    ------    ------       ---      --------    -----     -----    ------    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======    ======       ===      ========    =====     =====    ======    ====

No more than approximately 0.60% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 28   $  3,032,483      0.75%     8.432%     588      $108,303    41.83%    31.31%    65.91%   0.00%
50.01% to 55.00%               10      2,868,048      0.71      7.473      607       286,805    52.32     21.22     93.71    0.00
55.01% to 60.00%                7      1,343,888      0.33      8.009      561       191,984    58.55     45.01    100.00    0.00
60.01% to 65.00%               29      7,221,930      1.78      7.736      603       249,032    63.61     38.85     63.66    0.00
65.01% to 70.00%               37      9,850,706      2.42      8.388      573       266,235    69.02     34.12     68.23    0.00
70.01% to 75.00%               54     15,106,648      3.72      8.031      586       279,753    74.22     33.83     64.31    0.00
75.01% to 80.00%            1,064    274,431,313     67.51      7.981      640       257,924    79.96     41.07     39.75    2.29
80.01% to 85.00%               52     17,023,355      4.19      8.395      592       327,372    84.19     39.46     76.35    0.82
85.01% to 90.00%              138     33,031,644      8.13      8.927      594       239,360    89.72     39.07     72.18    2.42
90.01% to 95.00%               44     13,431,044      3.30      9.371      631       305,251    94.71     40.67     30.66    4.07
95.01% to 100.00%             280     29,138,558      7.17     11.414      644       104,066    99.87     43.28     26.11    0.00
                            -----   ------------    ------     ------      ---      --------    -----     -----    ------    ----
TOTAL:                      1,743   $406,479,617    100.00%     8.375%     629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     ======      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.80% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 4.93% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.01%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.77%.

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 28   $  3,032,483      0.75%    8.432%      588      $108,303    41.83%    31.31%    65.91%   0.00%
50.01% to 55.00%               10      2,868,048      0.71     7.473       607       286,805    52.32     21.22     93.71    0.00
55.01% to 60.00%                7      1,343,888      0.33     8.009       561       191,984    58.55     45.01    100.00    0.00
60.01% to 65.00%               29      7,221,930      1.78     7.736       603       249,032    63.61     38.85     63.66    0.00
65.01% to 70.00%               36      9,763,406      2.40     8.397       572       271,206    69.02     34.28     67.95    0.00
70.01% to 75.00%               53     14,936,649      3.67     8.037       586       281,824    74.21     34.07     63.90    0.00
75.01% to 80.00%              109     28,291,880      6.96     8.007       598       259,559    79.62     37.91     70.16    2.30
80.01% to 85.00%               52     17,023,355      4.19     8.395       592       327,372    84.19     39.46     76.35    0.82
85.01% to 90.00%              138     33,385,501      8.21     8.887       595       241,924    89.55     39.33     72.48    2.39
90.01% to 95.00%               65     20,471,425      5.04     8.905       635       314,945    89.65     40.03     40.24    8.03
95.01% to 100.00%           1,216    268,141,052     65.97     8.354       645       220,511    82.16     41.65     34.54    1.69
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.80% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 93.52%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 4.93% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.01%. Approximately 60.71% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.76%.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                 MLMI 2006- MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

DEBT-TO-INCOME RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF DEBT-TO-         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-----------------         --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                172   $ 40,037,222      9.85%    8.004%      617      $232,775    79.54%    11.61%    92.76%   0.65%
20.01% to 25.00%               55     10,877,302      2.68     7.952       608       197,769    77.73     22.66     74.36    0.00
25.01% to 30.00%              104     20,753,143      5.11     8.339       616       199,549    81.50     27.98     63.32    1.28
30.01% to 35.00%              132     27,758,994      6.83     8.261       633       210,295    80.44     33.12     56.67    0.00
35.01% to 40.00%              225     49,800,608     12.25     8.435       628       221,336    81.43     37.77     39.22    1.96
40.01% to 45.00%              336     80,088,328     19.70     8.347       642       238,358    81.35     42.75     31.97    3.52
45.01% to 50.00%              410     92,839,273     22.84     8.602       629       226,437    82.28     47.60     33.76    3.38
50.01% to 55.00%              308     84,074,589     20.68     8.394       628       272,969    82.71     52.77     40.58    0.37
55.01% to 60.00%                1        250,157      0.06     7.600       620       250,157    80.00     55.20      0.00    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 1.02% to 55.20% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 40.31%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                    1,102   $270,072,366     66.44%    8.164%      639      $245,075    81.27%    41.11%    37.21%   2.09%
Refinance - Cashout           635    134,881,897     33.18     8.805       609       212,412    82.06     38.79     61.36    1.58
Refinance - Rate Term           6      1,525,354      0.38     7.614       608       254,226    79.24     33.94     94.72    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

PROPERTY TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family               1,097   $239,534,060     58.93%    8.378%      624      $218,354    81.11%    39.52%    49.61%   1.95%
Planned Unit Development      327     83,842,535     20.63     8.331       622       256,399    81.80     40.09     43.76    1.04
Two- to Four-Family           156     48,163,993     11.85     8.396       663       308,744    83.15     45.24     30.43    3.43
Condominium                   136     30,520,470      7.51     8.405       637       224,415    81.68     39.75     39.77    1.88
Townhouse                      18      3,732,188      0.92     8.492       638       207,344    81.00     38.46     49.75    0.00
Rowhouse                        9        686,371      0.17     8.894       632        76,263    72.75     33.13     76.71    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                 MLMI 2006- MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

DOCUMENTATION

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Stated Income                 916   $208,217,165     51.22%    8.720%      643      $227,311    82.27%    44.36%     0.00%   1.66%
Full Documentation            778    184,703,049     45.44     8.006       613       237,408    80.52     35.88    100.00    2.19
Lite Documentation             49     13,559,404      3.34     8.095       633       276,723    83.66     38.48      0.00    1.93
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

OCCUPANCY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
---------                 --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                     1,577   $372,725,603     91.70%    8.352%      627      $236,351    81.50%    40.72%    44.82%   2.08%
Second Home                    92     20,512,724      5.05     8.592       663       222,964    82.82     37.02     40.21    0.00
Investment                     74     13,241,291      3.26     8.681       635       178,936    80.26     33.87     71.11    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
2                             870   $197,482,471     48.58%     8.556%     632      $226,991    81.85%    41.32%    39.69%   3.22%
3                             772    187,044,094     46.02      8.188      627       242,285    80.95     39.54     50.57    0.76
4                             100     21,903,189      5.39      8.329      624       219,032    83.49     37.81     53.35    0.00
8                               1         49,864      0.01     10.575      681        49,864    93.74     47.29    100.00    0.00
                            -----   ------------    ------     ------      ---      --------    -----     -----    ------    ----
TOTAL:                      1,743   $406,479,617    100.00%     8.375%     629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     ======      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                 MLMI 2006- MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------------       --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          451   $100,540,627     24.73%    8.673%      629      $222,928    82.52%    40.97%    40.61%   2.39%
12 Months                     255     87,488,870     21.52     8.272       641       343,094    81.66     42.27     44.23    3.17
24 Months                     863    186,479,636     45.88     8.306       624       216,083    81.32     39.70     45.01    1.39
36 Months                     174     31,970,485      7.87     8.115       629       183,738    79.21     36.42     66.47    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 22 months.

CREDIT SCORES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
500                             1   $     70,088      0.02%    9.700%      500      $ 70,088    85.00%    31.83%   100.00%   0.00%
501 to 525                     62     12,499,296      3.08     9.644       515       201,602    78.59     39.68     78.98    0.00
526 to 550                     64     15,396,224      3.79     8.852       538       240,566    78.72     36.12     79.80    0.00
551 to 575                     76     17,766,354      4.37     8.369       562       233,768    78.98     37.22     82.08    0.00
576 to 600                    217     49,387,736     12.15     8.389       590       227,593    81.14     37.57     71.89    3.39
601 to 625                    553    118,106,168     29.06     8.578       613       213,574    82.34     41.44     37.82    0.93
626 to 650                    320     75,936,188     18.68     8.178       636       237,301    81.37     42.17     42.40    1.74
651 to 675                    201     49,441,602     12.16     8.090       661       245,978    81.42     38.93     33.88    3.27
676 to 700                    117     32,450,528      7.98     7.998       688       277,355    81.87     39.50     30.76    2.86
701 to 725                     50     14,033,428      3.45     8.140       712       280,669    82.81     42.95     19.43    0.00
726 to 750                     46     11,636,768      2.86     8.107       736       252,973    82.20     41.86     27.44    5.62
751 to 775                     22      6,109,833      1.50     8.065       763       277,720    83.60     43.71     31.39    7.86
776 to 800                     13      3,475,631      0.86     8.863       790       267,356    85.08     42.56     22.47    0.00
801 to 816                      1        169,773      0.04     8.400       816       169,773    90.00     32.89    100.00    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 629.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

CREDIT GRADE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT GRADE                LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
A+                          1,469   $344,036,471     84.64%    8.334%      636      $234,198    81.80%    40.85%    42.61%   2.26%
A                              96     23,869,136      5.87     8.820       581       248,637    83.64     38.10     62.60    0.00
A-                             27      6,465,490      1.59     8.400       583       239,463    76.17     35.49     56.45    0.00
B                              34      9,035,174      2.22     8.809       562       265,740    72.62     38.83     72.55    0.00
C                              11      1,721,319      0.42     9.927       542       156,484    67.30     39.83     60.39    0.00
500                            11      1,960,631      0.48     8.841       529       178,239    80.16     31.42     68.85    0.00
550                             5      1,137,523      0.28     7.978       557       227,505    75.75     42.64    100.00    0.00
580                            11      2,303,635      0.57     7.638       596       209,421    80.35     42.07     90.12    0.00
600                            25      4,475,369      1.10     8.758       608       179,015    83.41     35.70     38.97    0.00
620                            30      6,795,275      1.67     8.171       636       226,509    80.22     36.27     53.64    0.00
660                            14      2,470,420      0.61     7.523       676       176,459    80.96     28.22     70.73    0.00
700                            10      2,209,175      0.54     8.260       739       220,917    84.29     41.40     10.54    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----    ------    ----
TOTAL:                      1,743   $406,479,617    100.00%    8.375%      629      $233,207    81.52%    40.31%    45.44%   1.91%
                            =====   ============    ======     =====       ===      ========    =====     =====    ======    ====

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------             --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
2.001% to 2.500%                1   $    259,869      0.08%     8.450%     600      $259,869     80.00%   40.86%     0.00%   0.00%
3.001% to 3.500%                1        599,360      0.17      5.788      643       599,360     80.00    54.71    100.00    0.00
3.501% to 4.000%                2        296,860      0.09      7.973      636       148,430     84.75    26.80    100.00    0.00
4.001% to 4.500%               71     23,762,419      6.90      6.874      645       334,682     77.73    33.09     89.71    3.36
4.501% to 5.000%              141     44,370,880     12.88      7.327      648       314,687     79.51    40.36     63.26    2.25
5.001% to 5.500%              298     91,169,107     26.47      7.768      635       305,937     79.57    40.93     44.38    2.22
5.501% to 6.000%              286     73,232,810     21.26      8.256      634       256,059     80.13    41.46     29.80    3.23
6.001% to 6.500%              231     55,641,509     16.15      8.750      621       240,872     82.83    42.05     28.94    1.85
6.501% to 7.000%              117     24,800,442      7.20      9.264      598       211,970     83.20    41.95     24.52    1.15
7.001% to 7.500%               86     16,969,182      4.93      9.624      589       197,316     84.57    39.83     35.84    1.55
7.501% to 8.000%               29      6,916,317      2.01     10.239      598       238,494     92.81    40.99     32.74    0.00
8.001% to 8.500%               32      5,005,322      1.45     10.475      587       156,416     89.88    42.23     30.48    0.00
8.501% to 9.000%                4        927,348      0.27     10.713      626       231,837     90.74    33.33     14.44    0.00
9.001% to 9.500%                1        534,314      0.16     10.200      746       534,314    100.00    54.62      0.00    0.00
                            -----   ------------    ------     ------      ---      --------    ------    -----    ------    ----
TOTAL:                      1,300   $344,485,739    100.00%     8.209%     629      $264,989     81.07%   40.66%    42.02%   2.25%
                            =====   ============    ======     ======      ===      ========    ======    =====    ======    ====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.100% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.717% per annum.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
RANGE OF MAXIMUM          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
----------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.501% to 12.000%              1   $    599,360      0.17%     5.788%     643      $599,360    80.00%    54.71%   100.00%   0.00%
12.001% to 12.500%              2        535,418      0.16      6.394      725       267,709    80.00     34.74    100.00    0.00
12.501% to 13.000%             72     24,284,668      7.05      6.848      644       337,287    77.78     32.36     91.90    3.29
13.001% to 13.500%            139     43,686,690     12.68      7.314      651       314,293    79.56     40.86     60.52    1.57
13.501% to 14.000%            310     93,877,722     27.25      7.776      636       302,831    79.56     40.61     45.50    3.17
14.001% to 14.500%            280     72,218,517     20.96      8.268      632       257,923    80.03     41.63     28.92    2.38
14.501% to 15.000%            239     56,623,545     16.44      8.753      620       236,919    82.83     42.28     28.41    1.82
15.001% to 15.500%            115     24,590,519      7.14      9.271      598       213,831    83.77     41.93     23.80    1.16
15.501% to 16.000%             75     14,715,139      4.27      9.726      585       196,202    84.70     40.91     34.00    1.79
16.001% to 16.500%             28      7,020,744      2.04     10.346      605       250,741    93.56     42.08     32.60    0.00
16.501% to 17.000%             32      5,005,075      1.45     10.704      584       156,409    91.66     39.74     31.90    0.00
17.001% to 17.500%              5        845,745      0.25     11.243      604       169,149    92.03     27.14     44.46    0.00
17.501% to 18.000%              2        482,598      0.14     11.733      513       241,299    71.16     44.72     11.60    0.00
                            -----   ------------    ------     ------      ---      --------    -----     -----    ------    ----
TOTAL:                      1,300   $344,485,739    100.00%     8.209%     629      $264,989    81.07%    40.66%    42.02%   2.25%
                            =====   ============    ======     ======      ===      ========    =====     =====    ======    ====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.788% per annum to 17.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.209% per annum.

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  AVERAGE   PERCENT
NEXT RATE                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
----------------          --------  ------------  ----------  --------  --------  -----------  --------  --------  -------  -------
May 2008                       63   $ 15,860,482      4.60%    7.919%      624      $251,754    81.09%    38.83%    51.71%   0.00%
June 2008                     585    151,733,653     44.05     8.100       627       259,374    81.07     40.15     44.71    0.73
July 2008                     589    157,051,170     45.59     8.338       631       266,640    81.05     41.44     37.28    4.04
May 2009                        5      1,619,137      0.47     8.723       577       323,827    83.28     23.24     72.87    0.00
June 2009                      19      5,240,520      1.52     8.413       612       275,817    82.55     38.55     70.01    5.93
July 2009                      29      9,679,314      2.81     8.093       627       333,769    79.87     43.45     38.74    0.00
June 2011                       2        717,524      0.21     8.282       624       358,762    85.88     39.65     58.78    0.00
July 2011                       8      2,583,938      0.75     8.193       680       322,992    80.89     39.76     44.18    0.00
                            -----   ------------    ------     -----       ---      --------    -----     -----     -----    ----
TOTAL:                      1,300   $344,485,739    100.00%    8.209%      629      $264,989    81.07%    40.66%    42.02%   2.25%
                            =====   ============    ======     =====       ===      ========    =====     =====     =====    ====

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
                                                                  MLMI 2006-MLN1
(MERRILL LYNCH LOGO)                                 GROUP II COLLATERAL SUMMARY

                             ASSUMED MORTGAGE POOLS
                        GROUP I FIXED RATE MORTGAGE LOANS

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
 -----------   --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   175,050.59    8.050     7.550      360       357           480             477             0              0            24
   233,254.28    8.982     8.482      360       358           480             478             0              0            36
    34,725.40    9.200     8.700      180       177           180             177             0              0            36
   529,474.25    8.088     7.588      360       358           360             358             0              0            12
   595,439.16    7.882     7.382      360       358           360             358             0              0            24
 1,339,970.05    9.281     8.781      360       358           360             358             0              0            36
   430,761.71    8.811     8.311      360       357           480             477             0              0            24
   675,571.67    8.245     7.745      360       357           480             477             0              0            36
   149,817.36    8.494     7.994      360       358           360             358             0              0            24
 1,201,764.12    7.638     7.138      360       357           360             357             0              0            36
   299,434.68    6.300     5.800      360       358           360             358             0              0            24
   592,539.55    7.069     6.569      360       358           480             478             0              0            24
   528,104.03    7.460     6.960      360       358           480             478             0              0            36
   124,183.37    7.950     7.450      180       176           180             176             0              0            36
 1,613,306.92    7.418     6.918      360       357           360             357             0              0            36
   113,825.35    8.950     8.450      360       357           480             477             0              0            36
 1,004,709.92    8.428     7.928      360       357           360             357             0              0            36
   285,352.90    8.000     7.500      360       357           480             477             0              0            36
    47,243.07    9.013     8.513      180       178           180             178             0              0            36
   109,799.22    8.594     8.094      360       357           360             357             0              0            36
   304,822.13    7.950     7.450      360       358           480             478             0              0            12
    34,739.83    9.800     9.300      180       177           180             177             0              0            36
   206,686.48    6.990     6.490      180       177           360             357             0              0            36
 2,203,084.37    7.860     7.360      360       358           480             478             0              0            12
 2,759,873.89    7.975     7.475      360       357           480             477             0              0            24
 7,038,828.28    7.930     7.430      360       357           480             477             0              0            36
   170,357.03    9.062     8.562      120       117           120             117             0              0            12
    80,792.47   10.050     9.550      120       117           120             117             0              0            36
    64,469.08    8.750     8.250      180       177           180             177             0              0            24
   651,726.74    8.062     7.562      180       177           180             177             0              0            36
    62,978.59    9.750     9.250      240       238           240             238             0              0            12
    66,777.33    8.200     7.700      240       238           240             238             0              0            36
   124,343.52    8.988     8.488      333       330           333             330             0              0            36
 4,727,007.87    8.159     7.659      360       357           360             357             0              0            12
 3,354,444.91    7.782     7.282      360       357           360             357             0              0            24
12,124,346.46    8.176     7.676      360       357           360             357             0              0            36
   125,447.99    6.816     6.316      360       357           480             477             0              0            24
   107,812.22    8.750     8.250      360       357           360             357             0              0            24
    99,862.73    9.400     8.900      360       357           480             477             0              0            36
   513,446.68    7.239     6.739      360       357           480             477             0              0            24
   410,063.25    7.490     6.990      360       358           480             478             0              0            36
   157,237.63    7.050     6.550      360       358           360             358             0              0            24
   647,550.02    7.090     6.590      360       357           360             357             0              0            36
   206,643.79    8.800     8.300      360       357           360             357             0              0            24
   414,278.09    7.545     7.045      360       357           360             357             0              0            36
   196,223.91    7.328     6.828      180       177           360             357             0              0             0
 9,160,430.93    8.223     7.723      360       358           480             478             0              0             0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                   GROUP I FIXED RATE MORTGAGE LOANS (CONT'D)

                                                           ORIGINAL        REMAINING                                   ORIGINAL
                                                         AMORTIZATION    AMORTIZATION      ORIGINAL      REMAINING     MONTHS TO
                            NET    ORIGINAL  REMAINING       TERM            TERM       INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)       TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)        (MONTHS)       (MONTHS)    EXPIRATION
-------------  --------  --------  --------  ---------  --------------  --------------  -------------  -------------  ----------
   106,597.86   10.291     9.791      120       117           120             117             0              0             0
   234,691.67   10.922    10.422      180       177           180             177             0              0             0
   646,694.06    9.401     8.901      240       237           240             237             0              0             0
11,976,971.39    8.112     7.612      360       357           360             357             0              0             0
   200,408.49   11.559    11.059      180       176           360             356             0              0            12
   218,393.27   12.108    11.608      180       178           360             358             0              0            36
   273,281.99   11.811    11.311      180       177           360             357             0              0            12
   585,956.83   12.288    11.788      180       178           360             358             0              0            24
   529,981.55   12.445    11.945      180       178           360             358             0              0            36
    29,739.72   11.300    10.800      180       176           180             176             0              0            36
   100,946.06   12.422    11.922      180       178           360             358             0              0            36
    46,764.60   10.750    10.250      180       178           360             358             0              0            36
    51,889.63   10.513    10.013      240       236           240             236             0              0            36
   620,933.84   12.473    11.973      180       177           360             357             0              0            12
 4,984,693.21   12.190    11.690      180       178           360             358             0              0            24
 2,438,855.28   12.094    11.594      180       178           360             358             0              0            36
    65,859.46   11.650    11.150      240       238           240             238             0              0            12
    59,188.11   10.850    10.350      240       236           240             236             0              0            24
    21,979.03   12.650    12.150      300       298           300             298             0              0            36
    44,978.35   12.800    12.300      180       178           360             358             0              0            24
    62,139.94   12.624    12.124      180       177           360             357             0              0            36
    53,954.04   12.800    12.300      180       178           360             358             0              0            12
   939,882.92   12.032    11.532      180       178           360             358             0              0            24
    56,921.40   12.550    12.050      180       176           360             356             0              0            36
   104,554.02    9.500     9.000      240       237           240             237             0              0            36
   262,106.79   10.152     9.652      180       178           360             358             0              0            24
 8,525,401.51   12.173    11.673      180       178           360             358             0              0             0
   115,065.11   10.704    10.204      180       175           180             175             0              0             0
   791,762.20   11.299    10.799      240       235           240             235             0              0             0
   320,008.45   11.827    11.327      300       296           300             296             0              0             0
   195,772.97    9.160     8.660      360       356           360             356             0              0             0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                       GROUP II FIXED RATE MORTGAGE LOANS

                                                          ORIGINAL        REMAINING                          ORIGINAL
                                                        AMORTIZATION    AMORTIZATION   ORIGINAL  REMAINING   MONTHS TO
                           NET    ORIGINAL  REMAINING       TERM            TERM          IO         IO     PREPAYMENT
   CURRENT    MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      PENALTY
 BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)  (MONTHS)   EXPIRATION
------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ----------
  219,613.07    8.100     7.600      360       357           480             477           0         0          24
   56,975.85   10.400     9.900      360       357           480             477           0         0          36
   39,811.63   10.313     9.813      180       178           180             178           0         0          36
   77,340.17   10.650    10.150      360       358           360             358           0         0          24
  123,316.08    9.500     9.000      360       357           360             357           0         0          36
  516,326.41    7.800     7.300      360       357           480             477           0         0          12
  380,346.33    7.979     7.479      360       358           480             478           0         0          24
  455,648.75    8.400     7.900      360       357           480             477           0         0          36
  651,478.88    7.250     6.750      360       358           360             358           0         0          24
  755,463.38    7.458     6.958      360       358           360             358           0         0          36
  199,845.00    7.754     7.254      360       357           480             477           0         0          36
  115,338.06    7.800     7.300      360       358           360             358           0         0          24
  931,290.77    7.045     6.545      360       357           360             357           0         0          36
  199,791.77    9.605     9.105      360       358           480             478           0         0          36
   49,726.29    8.650     8.150      180       178           180             178           0         0          36
  138,416.82    7.550     7.050      360       357           360             357           0         0          24
  623,435.44    7.640     7.140      360       357           360             357           0         0          36
  124,360.34    9.400     8.900      180       178           180             178           0         0          24
3,450,693.56    7.752     7.252      360       358           480             478           0         0          12
2,751,243.52    7.706     7.206      360       357           480             477           0         0          24
4,767,923.67    7.819     7.319      360       357           480             477           0         0          36
  539,096.22    8.067     7.567      180       177           180             177           0         0          36
  213,948.42    8.422     7.922      240       237           240             237           0         0          36
3,331,051.29    7.531     7.031      360       357           360             357           0         0          12
2,432,394.39    8.347     7.847      360       357           360             357           0         0          24
9,252,286.90    7.733     7.233      360       357           360             357           0         0          36
  159,917.39    8.370     7.870      360       358           480             478           0         0          24
  323,569.51    8.813     8.313      360       357           480             477           0         0          36
  152,911.40   10.450     9.950      360       357           360             357           0         0          36
  385,477.12    6.836     6.336      360       357           480             477           0         0          24
   80,858.75    6.700     6.200      360       358           360             358           0         0          36
5,255,438.31    8.510     8.010      360       357           480             477           0         0           0
   19,819.04   11.400    10.900      120       118           120             118           0         0           0
   14,574.74    8.700     8.200      180       177           180             177           0         0           0
   39,064.97   10.500    10.000      300       298           300             298           0         0           0
3,140,146.62    7.752     7.252      360       357           360             357           0         0           0
  105,948.43   12.750    12.250      180       178           360             358           0         0          12
   51,758.42   13.451    12.951      180       178           360             358           0         0          24
   91,474.90   11.400    10.900      180       178           360             358           0         0          36
  521,620.75   12.409    11.909      180       178           360             358           0         0          24
  659,487.07   12.303    11.803      180       178           360             358           0         0          36
  112,869.82   10.700    10.200      180       176           360             356           0         0          36
   93,912.91   11.700    11.200      180       177           360             357           0         0          12
  205,585.06   11.387    10.887      180       177           360             357           0         0          24
   15,987.36   10.550    10.050      180       178           360             358           0         0          24
4,355,234.49   11.900    11.400      180       177           360             357           0         0          12
3,460,582.79   12.848    12.348      180       178           360             358           0         0          24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                   GROUP II FIXED RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL        REMAINING                          ORIGINAL
                                                        AMORTIZATION    AMORTIZATION   ORIGINAL  REMAINING   MONTHS TO
                           NET    ORIGINAL  REMAINING       TERM            TERM          IO         IO     PREPAYMENT
   CURRENT    MORTGAGE  MORTGAGE    TERM       TERM    (LESS IO TERM)  (LESS IO TERM)    TERM       TERM      PENALTY
 BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)     (MONTHS)        (MONTHS)     (MONTHS)  (MONTHS)   EXPIRATION
------------  --------  --------  --------  ---------  --------------  --------------  --------  ---------  ----------
  875,542.74   11.919    11.419      180       178           360             358           0         0          36
  131,322.42   13.750    13.250      180       177           180             177           0         0          12
  119,845.16   13.250    12.750      300       297           300             297           0         0          12
   96,528.09   11.859    11.359      180       177           360             357           0         0          24
   23,989.56   13.250    12.750      180       178           360             358           0         0          36
  206,683.73   12.745    12.245      180       178           360             358           0         0          12
1,305,925.50   11.853    11.353      180       178           360             358           0         0          24
  280,022.30   11.523    11.023      180       177           360             357           0         0          36
6,828,330.07   12.270    11.770      180       177           360             357           0         0           0
   60,497.24   12.971    12.471      180       178           180             178           0         0           0
  175,307.44   12.511    12.011      240       237           240             237           0         0           0
  180,635.70   11.325    10.825      300       298           300             298           0         0           0
   65,845.63    8.750     8.250      360       356           360             356           0         0           0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                     GROUP I ADJUSTABLE RATE MORTGAGE LOANS

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------
   227,645.69    8.550     8.050      360       358          360           358          0         0
 2,174,393.48    8.501     8.001      360       358          360           358          0         0
 2,259,361.96    8.272     7.772      360       357          480           477          0         0
 2,943,796.65    8.707     8.207      360       357          480           477          0         0
   104,670.92    8.700     8.200      360       358          480           478          0         0
   389,251.56   10.332     9.832      360       358          360           358          0         0
   995,737.11    9.131     8.631      360       357          480           477          0         0
   215,736.14    8.986     8.486      360       358          360           358          0         0
 4,674,111.55    8.473     7.973      360       357          360           357          0         0
   296,767.75    7.666     7.166      360       357          360           357          0         0
 1,557,090.21    8.023     7.523      360       357          480           477          0         0
11,945,884.76    8.396     7.896      360       357          480           477          0         0
    59,948.71    8.250     7.750      360       357          480           477          0         0
   292,773.00    7.748     7.248      360       357          360           357          0         0
   504,674.38    8.802     8.302      360       357          360           357          0         0
   219,760.88    7.200     6.700      360       357          480           477          0         0
   652,522.65    9.937     9.437      360       357          480           477          0         0
   659,334.86    7.786     7.286      360       358          480           478          0         0
   206,841.69    8.425     7.925      360       357          480           477          0         0
 1,065,638.97    7.704     7.204      360       357          360           357          0         0
 5,725,268.71    7.410     6.910      360       357          480           477          0         0
   363,528.50    7.800     7.300      360       358          480           478          0         0
   388,397.00    6.700     6.200      360       358          480           478          0         0
   527,550.09    7.066     6.566      360       358          480           478          0         0
    99,863.97    7.950     7.450      360       358          360           358          0         0
    85,440.70   11.150    10.650      360       358          360           358          0         0
   209,889.01    9.670     9.170      360       357          480           477          0         0
   253,814.16    8.800     8.300      360       356          360           356          0         0
   459,542.95    7.517     7.017      360       357          480           477          0         0
   266,329.01    9.364     8.864      360       358          360           358          0         0
   380,454.05    7.811     7.311      360       357          480           477          0         0

                                                            NUMBER OF
                                                             MONTHS               ORIGINAL
           INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE      RATE               PREPAYMENT
  GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
  6.050     3.000     1.000    14.550    8.550      6          22      6M LIBOR      12
  6.059     3.000     1.000    14.501    8.501      6          22      6M LIBOR      24
  5.829     3.000     1.000    14.272    8.272      6          21      6M LIBOR      12
  6.132     3.000     1.000    14.707    8.707      6          21      6M LIBOR      24
  6.200     3.000     1.000    14.700    8.700      6          22      6M LIBOR      36
  7.276     3.000     1.000    16.332   10.332      6          34      6M LIBOR      36
  6.065     3.000     1.000    15.131    9.131      6          33      6M LIBOR      36
  6.486     3.000     1.000    14.986    8.986      6          22      6M LIBOR      12
  6.002     3.000     1.000    14.473    8.473      6          21      6M LIBOR      24
  5.166     3.000     1.000    13.666    7.666      6          21      6M LIBOR      36
  5.523     3.000     1.000    14.023    8.023      6          21      6M LIBOR      12
  5.833     3.000     1.000    14.396    8.396      6          21      6M LIBOR      24
  5.750     3.000     1.000    14.250    8.250      6          21      6M LIBOR      36
  5.403     3.000     1.000    13.748    7.748      6          33      6M LIBOR      24
  6.428     3.000     1.000    14.802    8.802      6          33      6M LIBOR      36
  4.700     3.000     1.000    13.200    7.200      6          33      6M LIBOR      12
  6.823     3.000     1.000    15.937    9.937      6          33      6M LIBOR      36
  5.286     3.000     1.000    13.786    7.786      6          22      6M LIBOR      24
  5.925     3.000     1.000    14.425    8.425      6          33      6M LIBOR      36
  5.460     3.000     1.000    13.704    7.704      6          21      6M LIBOR      24
  4.871     3.000     1.000    13.410    7.410      6          21      6M LIBOR      24
  4.650     3.000     1.000    13.800    7.800      6          22      6M LIBOR      36
  4.200     3.000     1.000    12.700    6.700      6          34      6M LIBOR      24
  4.566     3.000     1.000    13.066    7.066      6          34      6M LIBOR      36
  5.450     3.000     1.000    13.950    7.950      6          22      6M LIBOR      24
  6.500     3.000     1.000    17.150   11.150      6          34      6M LIBOR      24
  6.720     3.000     1.000    15.670    9.670      6          33      6M LIBOR      36
  6.300     3.000     1.000    14.800    8.800      6          20      6M LIBOR      36
  5.017     3.000     1.000    13.517    7.517      6          21      6M LIBOR      24
  6.778     3.000     1.000    15.364    9.364      6          34      6M LIBOR      36
  5.311     3.000     1.000    13.811    7.811      6          33      6M LIBOR      24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------
   567,059.22    8.393     7.893      360       357          480           477          0          0
   194,356.29    9.203     8.703      360       357          360           357          0          0
   311,410.34    8.192     7.692      360       358          480           478          0          0
   268,202.04    9.826     9.326      360       358          480           478          0          0
    96,745.21    8.100     7.600      360       357          360           357          0          0
   258,268.86    8.990     8.490      360       357          360           357          0          0
    95,972.58   10.350     9.850      360       358          480           478          0          0
   189,741.57    7.950     7.450      360       358          360           358          0          0
   260,945.31   11.350    10.850      360       358          480           478          0          0
 4,248,279.23    8.722     8.222      360       357          360           357          0          0
29,219,608.75    8.383     7.883      360       357          360           357          0          0
   517,123.21    8.691     8.191      360       357          360           357          0          0
17,491,307.13    8.126     7.626      360       357          480           477          0          0
75,844,852.13    8.160     7.660      360       357          480           477          0          0
 1,200,348.65    8.273     7.773      360       357          480           477          0          0
   258,958.50    8.635     8.135      360       358          360           358          0          0
   513,033.55    8.798     8.298      360       357          360           357          0          0
 1,938,300.50    8.316     7.816      360       357          360           357          0          0
   263,067.27    8.450     7.950      360       358          480           478          0          0
 1,549,333.03    8.454     7.954      360       358          480           478          0          0
 2,899,207.49    8.579     8.079      360       357          480           477          0          0
   183,583.62    7.450     6.950      360       357          360           357          0          0
   763,475.78    8.147     7.647      360       357          480           477          0          0
    93,550.53    8.290     7.790      360       358          480           478          0          0
   360,000.00    7.440     6.940      360       358          300           300         60         58
   588,200.00    8.019     7.519      360       358          300           300         60         58
    99,987.50    8.250     7.750      360       358          300           300         60         58
   923,149.31    8.772     8.272      360       358          360           358          0          0
   326,082.69    8.649     8.149      360       357          480           477          0          0
   637,343.64    7.676     7.176      360       357          360           357          0          0
   280,722.75    7.477     6.977      360       358          360           358          0          0

                                                            NUMBER OF
                                                             MONTHS               ORIGINAL
           INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE      RATE               PREPAYMENT
  GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
  6.003     3.000     1.000    14.393    8.393      6          33      6M LIBOR       36
  6.703     3.000     1.000    15.203    9.203      6          21      6M LIBOR       24
  5.692     3.000     1.000    14.192    8.192      6          22      6M LIBOR       24
  6.317     3.000     1.000    15.826    9.826      6          34      6M LIBOR       24
  5.900     3.000     1.000    14.100    8.100      6          21      6M LIBOR       36
  6.490     3.000     1.000    14.990    8.990      6          33      6M LIBOR       36
  7.350     3.000     1.000    16.350   10.350      6          34      6M LIBOR       36
  5.450     3.000     1.000    13.950    7.950      6          22      6M LIBOR       24
  7.350     3.000     1.000    17.350   11.350      6          34      6M LIBOR       12
  6.149     3.000     1.000    14.722    8.722      6          21      6M LIBOR       12
  5.858     3.000     1.000    14.383    8.383      6          21      6M LIBOR       24
  5.183     3.000     1.000    14.691    8.691      6          21      6M LIBOR       36
  5.522     3.000     1.000    14.126    8.126      6          21      6M LIBOR       12
  5.659     3.000     1.000    14.160    8.160      6          21      6M LIBOR       24
  5.773     3.000     1.000    14.273    8.273      6          21      6M LIBOR       36
  6.684     3.000     1.000    14.635    8.635      6          34      6M LIBOR       12
  6.126     3.000     1.000    14.798    8.798      6          33      6M LIBOR       24
  5.574     3.000     1.000    14.316    8.316      6          33      6M LIBOR       36
  5.950     3.000     1.000    14.450    8.450      6          34      6M LIBOR       12
  5.905     3.000     1.000    14.454    8.454      6          34      6M LIBOR       24
  5.939     3.000     1.000    14.579    8.579      6          33      6M LIBOR       36
  4.950     3.000     1.000    13.450    7.450      6          57      6M LIBOR       36
  5.647     3.000     1.000    14.147    8.147      6          57      6M LIBOR       12
  5.790     3.000     1.000    14.290    8.290      6          58      6M LIBOR       36
  4.940     3.000     1.000    13.440    7.440      6          22      6M LIBOR       12
  5.542     3.000     1.000    14.019    8.019      6          22      6M LIBOR       24
  5.750     3.000     1.000    14.250    8.250      6          34      6M LIBOR       36
  6.128     3.000     1.000    14.772    8.772      6          22      6M LIBOR       24
  6.149     3.000     1.000    14.649    8.649      6          21      6M LIBOR       24
  5.151     3.000     1.000    13.676    7.676      6          21      6M LIBOR       12
  4.977     3.000     1.000    13.477    7.477      6          22      6M LIBOR       24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                 GROUP I ADJUSTABLE RATE MORTGAGE LOANS (CONT'D)

                                                          ORIGINAL      REMAINING
                                                        AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                            TERM          TERM      INTEREST   INTEREST
                            NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM       TERM        TERM)         TERM)       TERM       TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------
 3,497,716.93    7.554     7.054      360       358          480           478          0          0
 7,321,881.54    7.438     6.938      360       357          480           477          0          0
   139,279.12    7.993     7.493      360       357          480           477          0          0
 1,232,111.12    8.047     7.547      360       357          360           357          0          0
 6,828,182.05    8.299     7.799      360       358          480           478          0          0
   231,858.85    9.200     8.700      360       357          480           477          0          0
   149,356.43    7.050     6.550      360       358          360           358          0          0
   183,831.85    7.810     7.310      360       357          480           477          0          0
29,432,175.99    8.566     8.066      360       357          360           357          0          0
80,978,314.56    8.370     7.870      360       357          480           477          0          0
 3,844,141.44    8.742     8.242      360       357          360           357          0          0
 3,689,440.58    8.442     7.942      360       357          480           477          0          0
   497,899.13    8.250     7.750      360       357          360           357          0          0
 1,328,319.00    7.826     7.326      360       358          429           427          0          0
   346,500.00    7.500     7.000      360       358          300           300         60         58

                                                            NUMBER OF
                                                             MONTHS               ORIGINAL
           INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
             RATE                                 CHANGE      RATE               PREPAYMENT
  GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
  5.076     3.000     1.000    13.554   7.554       6          22      6M LIBOR       12
  4.961     3.000     1.000    13.438   7.438       6          21      6M LIBOR       24
  5.143     3.000     1.000    13.993   7.993       6          33      6M LIBOR       36
  5.007     3.000     1.000    14.047   8.047       6          21      6M LIBOR       24
  5.863     3.000     1.000    14.299   8.299       6          22      6M LIBOR       24
  6.700     3.000     1.000    15.200   9.200       6          21      6M LIBOR       36
  4.550     3.000     1.000    13.050   7.050       6          34      6M LIBOR       36
  5.310     3.000     1.000    13.810   7.810       6          33      6M LIBOR       36
  6.053     3.000     1.000    14.566   8.566       6          21      6M LIBOR        0
  5.819     3.000     1.000    14.370   8.370       6          21      6M LIBOR        0
  5.981     3.000     1.000    14.742   8.742       6          33      6M LIBOR        0
  5.838     3.000     1.000    14.442   8.442       6          33      6M LIBOR        0
  5.464     3.000     1.000    14.250   8.250       6          57      6M LIBOR        0
  5.326     3.000     1.000    13.826   7.826       6          58      6M LIBOR        0
  5.000     3.000     1.000    13.500   7.500       6          22      6M LIBOR        0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                        GROUP II ADJUSTABLE RATE MORTGAGE

                                                             ORIGINAL      REMAINING
                                                           AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                               TERM          TERM      INTEREST   INTEREST
                               NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT       MORTGAGE   MORTGAGE    TERM      TERM         TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)     RATE(%)     RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  -----------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   618,336.96      9.426      8.926      360       357          360           357          0         0        6.452
 2,761,569.36      9.075      8.575      360       358          360           358          0         0        6.412
 1,220,940.13      8.495      7.995      360       356          480           476          0         0        5.961
 2,594,251.87      8.940      8.440      360       358          480           478          0         0        6.387
   201,485.78      8.050      7.550      360       358          480           478          0         0        6.700
   348,766.61      9.470      8.970      360       357          360           357          0         0        7.132
   237,513.54      9.550      9.050      360       358          480           478          0         0        7.050
   173,250.00      8.550      8.050      360       358          300           300         60        58        6.050
   391,167.19      7.798      7.298      360       357          360           357          0         0        5.298
 1,865,890.26      8.464      7.964      360       357          360           357          0         0        5.944
 2,884,036.15      8.163      7.663      360       357          480           477          0         0        5.663
14,143,425.69      8.273      7.773      360       358          480           478          0         0        5.751
   139,771.22      9.050      8.550      360       357          360           357          0         0        6.550
   643,578.74      7.550      7.050      360       358          480           478          0         0        5.050
   451,555.11      7.550      7.050      360       356          480           476          0         0        5.050
   658,334.71      7.805      7.305      360       357          360           357          0         0        5.305
 8,409,209.78      7.520      7.020      360       357          480           477          0         0        5.022
   746,589.60      7.691      7.191      360       357          480           477          0         0        5.191
   577,212.71      7.437      6.937      360       357          480           477          0         0        4.937
   499,988.12      8.408      7.908      360       357          360           357          0         0        5.908
 1,149,202.16      8.976      8.476      360       357          480           477          0         0        6.476
   111,031.85      8.300      7.800      360       357          480           477          0         0        5.800
   161,590.88      9.630      9.130      360       358          360           358          0         0        7.130
   440,399.03      8.741      8.241      360       357          480           477          0         0        5.699
   124,023.51      7.450      6.950      360       356          360           356          0         0        4.850
   308,379.97      7.950      7.450      360       358          360           358          0         0        5.450
   248,611.40      8.350      7.850      360       357          480           477          0         0        5.850
   404,928.31      8.361      7.861      360       358          480           478          0         0        5.861
   239,642.65      7.500      7.000      360       358          360           358          0         0        5.000
17,471,599.05      8.328      7.828      360       357          360           357          0         0        5.800
26,903,960.62      8.467      7.967      360       357          360           357          0         0        5.995

                                                 NUMBER OF
                                                  MONTHS               ORIGINAL
INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
  RATE                                 CHANGE      RATE               PREPAYMENT
 CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------  --------  -------  -------  ---------  ----------  --------  ----------
 3.000     1.000    15.426    9.426      6          21      6M LIBOR      12
 3.000     1.000    15.075    9.075      6          22      6M LIBOR      24
 3.000     1.000    14.495    8.495      6          20      6M LIBOR      12
 3.000     1.000    14.940    8.940      6          22      6M LIBOR      24
 3.000     1.000    14.050    8.050      6          22      6M LIBOR      36
 3.000     1.000    15.470    9.470      6          33      6M LIBOR      36
 3.000     1.000    15.550    9.550      6          34      6M LIBOR      24
 3.000     1.000    14.550    8.550      6          22      6M LIBOR      24
 3.000     1.000    13.798    7.798      6          21      6M LIBOR      12
 3.000     1.000    14.464    8.464      6          21      6M LIBOR      24
 3.000     1.000    14.163    8.163      6          21      6M LIBOR      12
 3.000     1.000    14.273    8.273      6          22      6M LIBOR      24
 3.000     1.000    15.050    9.050      6          33      6M LIBOR      24
 3.000     1.000    13.550    7.550      6          34      6M LIBOR      36
 3.000     1.000    13.550    7.550      6          20      6M LIBOR      24
 3.000     1.000    13.805    7.805      6          21      6M LIBOR      24
 3.000     1.000    13.520    7.520      6          21      6M LIBOR      24
 3.000     1.000    13.691    7.691      6          21      6M LIBOR      36
 3.000     1.000    13.437    7.437      6          33      6M LIBOR      36
 3.000     1.000    14.408    8.408      6          21      6M LIBOR      24
 3.000     1.000    14.976    8.976      6          21      6M LIBOR      12
 3.000     1.000    14.300    8.300      6          21      6M LIBOR      24
 3.000     1.000    15.630    9.630      6          22      6M LIBOR      24
 3.000     1.000    14.741    8.741      6          21      6M LIBOR      24
 3.000     1.000    13.450    7.450      6          32      6M LIBOR      36
 3.000     1.000    13.950    7.950      6          22      6M LIBOR      24
 3.000     1.000    14.350    8.350      6          21      6M LIBOR      12
 3.000     1.000    14.361    8.361      6          22      6M LIBOR      24
 3.000     1.000    13.500    7.500      6          34      6M LIBOR      12
 3.000     1.000    14.328    8.328      6          21      6M LIBOR      12
 3.000     1.000    14.467    8.467      6          21      6M LIBOR      24

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                   GROUP II ADJUSTABLE RATE MORTGAGE (CONT'D)

                                                             ORIGINAL      REMAINING
                                                           AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                               TERM          TERM      INTEREST   INTEREST
                               NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT       MORTGAGE   MORTGAGE    TERM      TERM         TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)     RATE(%)     RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  -----------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   304,762.72      8.143      7.643      360       357          360           357          0         0        5.657
37,736,355.44      7.889      7.389      360       357          480           477          0         0        5.438
84,219,996.06      8.199      7.699      360       357          480           477          0         0        5.726
 1,518,897.01      8.016      7.516      360       357          480           477          0         0        5.395
   846,097.06     10.139      9.639      360       357          360           357          0         0        6.403
    73,843.22      7.850      7.350      360       357          360           357          0         0        5.350
   690,190.90      8.796      8.296      360       357          360           357          0         0        6.296
 2,859,398.37      8.102      7.602      360       358          480           478          0         0        5.602
   233,550.43      7.650      7.150      360       358          480           478          0         0        4.950
 3,939,664.92      7.948      7.448      360       358          480           478          0         0        5.346
   935,470.68      8.077      7.577      360       358          480           478          0         0        5.551
   437,274.76      7.976      7.476      360       358          480           478          0         0        5.476
   355,658.18      8.404      7.904      360       358          440           438          0         0        5.475
 2,466,800.00      8.017      7.517      360       358          300           300         60        58        5.556
   852,880.00      8.554      8.054      360       358          300           300         60        58        6.148
   310,560.00      7.550      7.050      360       357          300           300         60        57        4.950
 2,328,507.45      8.602      8.102      360       357          360           357          0         0        6.083
   119,897.81      9.050      8.550      360       356          480           476          0         0        6.550
   299,073.29      7.557      7.057      360       358          360           358          0         0        5.057
 1,201,556.43      7.905      7.405      360       357          360           357          0         0        5.420
 5,280,696.10      7.942      7.442      360       358          480           478          0         0        5.465
18,845,164.97      7.698      7.198      360       357          480           477          0         0        5.213
   878,988.32      7.000      6.500      360       357          480           477          0         0        4.500
   831,379.86      7.642      7.142      360       358          480           478          0         0        5.249
 1,557,600.00      7.379      6.879      360       357          300           300         60        57        4.879
   451,174.75      8.394      7.894      360       357          360           357          0         0        5.894
   219,864.48      7.760      7.260      360       358          480           478          0         0        5.260
 2,591,398.69      8.201      7.701      360       357          480           477          0         0        5.794
   207,827.16      6.700      6.200      360       358          480           478          0         0        4.500
26,174,275.00      8.537      8.037      360       357          360           357          0         0        6.052
51,252,420.87      8.318      7.818      360       358          480           478          0         0        5.821

                                                 NUMBER OF
                                                  MONTHS               ORIGINAL
INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
  RATE                                 CHANGE      RATE               PREPAYMENT
 CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------  --------  -------  -------  ---------  ----------  --------  ----------
 3.000     1.000    14.143    8.143      6          21      6M LIBOR      36
 3.000     1.000    13.889    7.889      6          21      6M LIBOR      12
 3.000     1.000    14.199    8.199      6          21      6M LIBOR      24
 3.000     1.000    14.016    8.016      6          21      6M LIBOR      36
 3.000     1.000    16.139   10.139      6          33      6M LIBOR      12
 3.000     1.000    13.850    7.850      6          33      6M LIBOR      24
 3.000     1.000    14.796    8.796      6          33      6M LIBOR      36
 3.000     1.000    14.102    8.102      6          34      6M LIBOR      12
 3.000     1.000    13.650    7.650      6          34      6M LIBOR      24
 3.000     1.000    13.948    7.948      6          34      6M LIBOR      36
 3.000     1.000    14.077    8.077      6          58      6M LIBOR      12
 3.000     1.000    13.976    7.976      6          58      6M LIBOR      24
 3.000     1.000    14.404    8.404      6          58      6M LIBOR      36
 3.000     1.000    14.017    8.017      6          22      6M LIBOR      12
 3.000     1.000    14.554    8.554      6          22      6M LIBOR      24
 3.000     1.000    13.550    7.550      6          33      6M LIBOR      12
 3.000     1.000    14.602    8.602      6          21      6M LIBOR      24
 3.000     1.000    15.050    9.050      6          20      6M LIBOR      24
 3.000     1.000    13.557    7.557      6          22      6M LIBOR      12
 3.000     1.000    13.905    7.905      6          21      6M LIBOR      24
 3.000     1.000    13.942    7.942      6          22      6M LIBOR      12
 3.000     1.000    13.698    7.698      6          21      6M LIBOR      24
 3.000     1.000    13.000    7.000      6          33      6M LIBOR      36
 3.000     1.000    13.642    7.642      6          58      6M LIBOR      36
 3.000     1.000    13.379    7.379      6          21      6M LIBOR      24
 3.000     1.000    14.394    8.394      6          21      6M LIBOR      24
 3.000     1.000    13.760    7.760      6          22      6M LIBOR      12
 3.000     1.000    14.201    8.201      6          21      6M LIBOR      24
 3.000     1.000    12.700    6.700      6          34      6M LIBOR      24
 3.000     1.000    14.537    8.537      6          21      6M LIBOR       0
 3.000     1.000    14.318    8.318      6          22      6M LIBOR       0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                   GROUP II ADJUSTABLE RATE MORTGAGE (CONT'D)

                                                             ORIGINAL      REMAINING
                                                           AMORTIZATION  AMORTIZATION  ORIGINAL  REMAINING
                                                               TERM          TERM      INTEREST   INTEREST
                               NET    ORIGINAL  REMAINING    (LESS IO      (LESS IO      ONLY       ONLY
   CURRENT       MORTGAGE   MORTGAGE    TERM      TERM         TERM)         TERM)       TERM       TERM      GROSS
 BALANCE ($)     RATE(%)     RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)  MARGIN(%)
-------------  -----------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------
   982,324.05      9.338      8.838      360       356          360           356          0         0        6.838
 3,206,017.84      8.509      8.009      360       358          480           478          0         0        5.951
   741,679.18      9.068      8.568      360       357          480           477          0         0        6.568
 2,404,250.00      8.273      7.773      360       358          300           300         60        58        5.773

                                                 NUMBER OF
                                                  MONTHS               ORIGINAL
INITIAL                                 RATE    UNTIL NEXT             MONTHS TO
  RATE                                 CHANGE      RATE               PREPAYMENT
 CHANGE  PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
 CAP(%)   CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE       INDEX   EXPIRATION
-------  --------  -------  -------  ---------  ----------  --------  ----------
 3.000     1.000    15.338    9.338      6          32      6M LIBOR       0
 3.000     1.000    14.509    8.509      6          34      6M LIBOR       0
 3.000     1.000    15.068    9.068      6          57      6M LIBOR       0
 3.000     1.000    14.273    8.273      6          22      6M LIBOR       0

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         09/29/06   10/25/06   316,858,000         9.038             10.860
2         10/25/06   11/25/06   313,464,806         7.558             10.860
3         11/25/06   12/25/06   309,183,637         7.815             10.860
4         12/25/06   01/25/07   304,017,267         7.559             10.860
5         01/25/07   02/25/07   297,977,308         7.560             10.860
6         02/25/07   03/25/07   291,075,807         8.386             10.860

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         09/29/06   10/25/06   311,770,000         8.946             9.360
2         10/25/06   11/25/06   308,533,657         7.481             9.360
3         11/25/06   12/25/06   304,410,310         7.735             9.360
4         12/25/06   01/25/07   299,402,906         7.482             9.360
5         01/25/07   02/25/07   293,520,892         7.482             9.360
6         02/25/07   03/25/07   286,776,690         8.300             9.360

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

         BEGINNING    ENDING      NOTIONAL       1ML STRIKE         1ML STRIKE
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   LOWER COLLAR (%)   UPPER COLLAR (%)
------   ---------   --------   -----------   ----------------   ----------------
1         09/29/06   10/25/06   158,588,000         8.613             8.980
2         10/25/06   11/25/06   158,588,000         7.140             8.980
3         11/25/06   12/25/06   158,588,000         7.396             8.980
4         12/25/06   01/25/07   158,588,000         7.141             8.980
5         01/25/07   02/25/07   158,588,000         7.142             8.980
6         02/25/07   03/25/07   158,588,000         7.963             8.980

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                             SWAP CONTRACT SCHEDULE

         BEGINNING    ENDING      NOTIONAL         FIXED
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
1         09/29/06   10/25/06             0        0.000
2         10/25/06   11/25/06             0        0.000
3         11/25/06   12/25/06             0        0.000
4         12/25/06   01/25/07             0        0.000
5         01/25/07   02/25/07             0        0.000
6         02/25/07   03/25/07             0        0.000
7         03/25/07   04/25/07   672,604,162        5.250
8         04/25/07   05/25/07   642,966,276        5.250
9         05/25/07   06/25/07   611,493,077        5.250
10        06/25/07   07/25/07   579,566,818        5.250
11        07/25/07   08/25/07   547,730,047        5.250
12        08/25/07   09/25/07   516,898,114        5.250
13        09/25/07   10/25/07   487,512,679        5.250
14        10/25/07   11/25/07   459,942,309        5.250
15        11/25/07   12/25/07   434,212,528        5.250
16        12/25/07   01/25/08   410,358,855        5.250
17        01/25/08   02/25/08   388,092,838        5.250
18        02/25/08   03/25/08   367,402,284        5.250
19        03/25/08   04/25/08   348,158,668        5.250
20        04/25/08   05/25/08   329,826,607        5.250
21        05/25/08   06/25/08   311,912,467        5.250
22        06/25/08   07/25/08   294,013,139        5.250
23        07/25/08   08/25/08   276,305,721        5.250
24        08/25/08   09/25/08   258,965,651        5.250
25        09/25/08   10/25/08   242,490,847        5.250
26        10/25/08   11/25/08   226,972,853        5.250
27        11/25/08   12/25/08   212,698,953        5.250
28        12/25/08   01/25/09   199,623,717        5.250
29        01/25/09   02/25/09   187,684,248        5.250
30        02/25/09   03/25/09   176,679,453        5.250
31        03/25/09   04/25/09   169,241,246        5.250
32        04/25/09   05/25/09   169,241,246        5.250
33        05/25/09   06/25/09   161,203,907        5.250
34        06/25/09   07/25/09   153,271,055        5.250

         BEGINNING    ENDING      NOTIONAL         FIXED
PERIOD    ACCRUAL     ACCRUAL   BALANCE ($)   STRIKE RATE (%)
------   ---------   --------   -----------   ---------------
35        07/25/09   08/25/09   145,668,979        5.250
36        08/25/09   09/25/09   138,489,848        5.250
37        09/25/09   10/25/09   131,789,379        5.250
38        10/25/09   11/25/09   125,578,223        5.250
39        11/25/09   12/25/09   119,813,212        5.250
40        12/25/09   01/25/10   114,438,950        5.250
41        01/25/10   02/25/10   109,404,360        5.250
42        02/25/10   03/25/10   104,667,303        5.250
43        03/25/10   04/25/10   100,194,066        5.250
44        04/25/10   05/25/10    95,964,150        5.250
45        05/25/10   06/25/10    91,957,060        5.250
46        06/25/10   07/25/10    88,158,125        5.250
47        07/25/10   08/25/10    84,552,198        5.250
48        08/25/10   09/25/10    81,126,999        5.250
49        09/25/10   10/25/10    77,872,203        5.250
50        10/25/10   11/25/10    74,777,339        5.250
51        11/25/10   12/25/10    71,867,423        5.250
52        12/25/10   01/25/11    69,105,936        5.250
53        01/25/11   02/25/11    66,438,330        5.250
54        02/25/11   03/25/11    63,977,591        5.250
55        03/25/11   04/25/11    61,485,541        5.250
56        04/25/11   05/25/11    59,149,216        5.250
57        05/25/11   06/25/11    56,909,019        5.250
58        06/25/11   07/25/11    54,697,381        5.250
59        07/25/11   08/25/11    52,612,344        5.250
60        08/25/11   09/25/11    50,667,222        5.250
61        09/25/11   10/25/11    48,883,370        5.250
62        10/25/11   11/25/11    47,188,015        5.250
63        11/25/11   12/25/11    45,525,090        5.250
64        12/25/11   01/25/12    43,939,207        5.250
65        01/25/12   02/25/12    42,439,313        5.250
66        02/25/12   03/25/12    41,011,543        5.250

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
1        10/25/2006        9.178            9.178
2        11/25/2006        7.698           11.000
3        12/25/2006        7.955           11.000
4         1/25/2007        7.699           11.000
5         2/25/2007        7.700           11.000
6         3/25/2007        8.526           11.000
7         4/25/2007        7.702           21.883
8         5/25/2007        7.959           21.670
9         6/25/2007        7.703           21.230
10        7/25/2007        7.962           20.990
11        8/25/2007        7.706           20.514
12        9/25/2007        7.708           20.138
13       10/25/2007        7.966           19.885
14       11/25/2007        7.711           19.407
15       12/25/2007        7.969           19.195
16        1/25/2008        7.714           18.748
17        2/25/2008        7.715           18.446
18        3/25/2008        8.249           18.449
19        4/25/2008        7.718           17.897
20        5/25/2008        7.977           17.780
21        6/25/2008        7.726           17.542
22        7/25/2008        9.839           19.520
23        8/25/2008        9.625           19.291
24        9/25/2008        9.611           19.125
25       10/25/2008        9.917           19.167
26       11/25/2008        9.590           18.659
27       12/25/2008        9.903           18.583
28        1/25/2009        9.578           18.674
29        2/25/2009        9.572           18.453

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
30        3/25/2009       10.590           19.019
31        4/25/2009        9.559           18.112
32        5/25/2009        9.870           18.604
33        6/25/2009        9.545           18.208
34        7/25/2009        9.957           19.002
35        8/25/2009        9.655           18.628
36        9/25/2009        9.647           18.468
37       10/25/2009        9.961           18.597
38       11/25/2009        9.632           18.178
39       12/25/2009        9.946           18.331
40        1/25/2010        9.617           18.520
41        2/25/2010        9.610           18.448
42        3/25/2010       10.631           19.316
43        4/25/2010        9.594           18.233
44        5/25/2010        9.906           18.437
45        6/25/2010        9.579           18.035
46        7/25/2010        9.890           18.281
47        8/25/2010        9.563           17.893
48        9/25/2010        9.555           17.805
49       10/25/2010        9.866           18.028
50       11/25/2010        9.540           17.638
51       12/25/2010        9.849           17.869
52        1/25/2011        9.524           17.520
53        2/25/2011        9.515           17.454
54        3/25/2011       10.526           18.381
55        4/25/2011        9.499           17.312
56        5/25/2011        9.808           17.549
57        6/25/2011        9.483           17.171
58        7/25/2011        9.798           17.411

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
59        8/25/2011        9.481           17.038
60        9/25/2011        9.473           16.974
61       10/25/2011        9.780           17.228
62       11/25/2011        9.456           16.868
63       12/25/2011        9.763           17.121
64        1/25/2012        9.440           16.763
65        2/25/2012        9.431           16.716
66        3/25/2012       10.073           17.304
67        4/25/2012        9.414           11.078
68        5/25/2012        9.719           11.426
69        6/25/2012        9.397           11.037
70        7/25/2012        9.702           11.386
71        8/25/2012        9.380           11.000
72        9/25/2012        9.372           10.979
73       10/25/2012        9.676           11.324
74       11/25/2012        9.355           10.938
75       12/25/2012        9.658           11.281
76        1/25/2013        9.338           10.899
77        2/25/2013        9.330           10.880
78        3/25/2013       10.320           12.023
59        8/25/2011        9.481           17.038
60        9/25/2011        9.473           16.974

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3300% and 5.4280% respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR constant at 5.3300%, 5.4280% respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLML 2006-MLN1

                    CLASS A-2 AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
   1     10/25/2006        9.086            9.086
   2     11/25/2006        7.621            9.500
   3     12/25/2006        7.875            9.500
   4      1/25/2007        7.622            9.500
   5      2/25/2007        7.622            9.500
   6      3/25/2007        8.440            9.500
   7      4/25/2007        7.624           21.805
   8      5/25/2007        7.879           21.590
   9      6/25/2007        7.626           21.152
  10      7/25/2007        7.881           20.910
  11      8/25/2007        7.629           20.436
  12      9/25/2007        7.630           20.060
  13     10/25/2007        7.886           19.805
  14     11/25/2007        7.633           19.329
  15     12/25/2007        7.890           19.115
  16      1/25/2008        7.637           18.671
  17      2/25/2008        7.638           18.369
  18      3/25/2008        8.167           18.368
  19      4/25/2008        7.642           17.820
  20      5/25/2008        7.898           17.701
  21      6/25/2008        7.660           17.476
  22      7/25/2008        9.569           19.212
  23      8/25/2008        9.834           19.477
  24      9/25/2008        9.824           19.316
  25     10/25/2008       10.141           19.369
  26     11/25/2008        9.809           18.856
  27     12/25/2008       10.131           18.792
  28      1/25/2009        9.800           18.814
  29      2/25/2009        9.796           18.748

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  30      3/25/2009       10.841           19.349
  31      4/25/2009        9.787           18.412
  32      5/25/2009       10.109           18.916
  33      6/25/2009        9.784           18.523
  34      7/25/2009       10.128           19.185
  35      8/25/2009        9.870           19.006
  36      9/25/2009        9.865           18.850
  37     10/25/2009       10.188           18.995
  38     11/25/2009        9.855           18.567
  39     12/25/2009       10.177           18.742
  40      1/25/2010        9.844           18.842
  41      2/25/2010        9.839           18.937
  42      3/25/2010       10.887           19.862
  43      4/25/2010        9.828           18.730
  44      5/25/2010       10.149           18.954
  45      6/25/2010        9.816           18.542
  46      7/25/2010       10.138           18.782
  47      8/25/2010        9.805           18.397
  48      9/25/2010        9.799           18.313
  49     10/25/2010       10.120           18.557
  50     11/25/2010        9.788           18.154
  51     12/25/2010       10.108           18.408
  52      1/25/2011        9.776           18.021
  53      2/25/2011        9.770           17.974
  54      3/25/2011       10.810           18.960
  55      4/25/2011        9.758           17.839
  56      5/25/2011       10.077           18.098
  57      6/25/2011        9.746           17.706
  58      7/25/2011       10.069           17.964

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  59      8/25/2011        9.752           17.585
  60      9/25/2011        9.746           17.523
  61     10/25/2011       10.064           17.799
  62     11/25/2011        9.733           17.424
  63     12/25/2011       10.051           17.699
  64      1/25/2012        9.720           17.325
  65      2/25/2012        9.714           17.284
  66      3/25/2012       10.377           17.915
  67      4/25/2012        9.701           11.652
  68      5/25/2012       10.017           12.023
  69      6/25/2012        9.687           11.617
  70      7/25/2012       10.003           11.988
  71      8/25/2012        9.674           11.588
  72      9/25/2012        9.667           11.570
  73     10/25/2012        9.983           11.937
  74     11/25/2012        9.654           11.534
  75     12/25/2012        9.969           11.900
  76      1/25/2013        9.640           11.499
  77      2/25/2013        9.633           11.485
  78      3/25/2013       10.658           12.695

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to 12 times the excess of (A) the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date and (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable due period, over (B) the quotient of (i) the Net Swap Payment, if any, owed to the Swap Counterparty and (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable due period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3300% and 5.4280%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3300% and 5.4280%, respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLML 2006-MLN1

               SUBORDINATE CERTIFICATES AVAILABLE FUNDS CAP TABLE

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
   1     10/25/2006        9.133            9.133
   2     11/25/2006        7.660            9.500
   3     12/25/2006        7.916            9.500
   4      1/25/2007        7.661            9.500
   5      2/25/2007        7.662            9.500
   6      3/25/2007        8.483            9.500
   7      4/25/2007        7.663           21.844
   8      5/25/2007        7.919           21.630
   9      6/25/2007        7.665           21.191
  10      7/25/2007        7.922           20.950
  11      8/25/2007        7.668           20.476
  12      9/25/2007        7.669           20.099
  13     10/25/2007        7.927           19.845
  14     11/25/2007        7.672           19.368
  15     12/25/2007        7.930           19.155
  16      1/25/2008        7.675           18.710
  17      2/25/2008        7.677           18.408
  18      3/25/2008        8.208           18.409
  19      4/25/2008        7.680           17.859
  20      5/25/2008        7.938           17.741
  21      6/25/2008        7.693           17.510
  22      7/25/2008        9.705           19.367
  23      8/25/2008        9.729           19.384
  24      9/25/2008        9.717           19.220
  25     10/25/2008       10.028           19.267
  26     11/25/2008        9.699           18.757
  27     12/25/2008       10.016           18.687
  28      1/25/2009        9.688           18.743
  29      2/25/2009        9.683           18.599

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  30      3/25/2009       10.714           19.183
  31      4/25/2009        9.672           18.261
  32      5/25/2009        9.988           18.759
  33      6/25/2009        9.664           18.364
  34      7/25/2009       10.042           19.093
  35      8/25/2009        9.762           18.816
  36      9/25/2009        9.755           18.657
  37     10/25/2009       10.074           18.794
  38     11/25/2009        9.742           18.371
  39     12/25/2009       10.061           18.535
  40      1/25/2010        9.730           18.679
  41      2/25/2010        9.723           18.690
  42      3/25/2010       10.758           19.587
  43      4/25/2010        9.710           18.479
  44      5/25/2010       10.027           18.693
  45      6/25/2010        9.697           18.286
  46      7/25/2010       10.013           18.529
  47      8/25/2010        9.683           18.143
  48      9/25/2010        9.676           18.057
  49     10/25/2010        9.992           18.290
  50     11/25/2010        9.662           17.893
  51     12/25/2010        9.977           18.136
  52      1/25/2011        9.649           17.768
  53      2/25/2011        9.642           17.711
  54      3/25/2011       10.667           18.668
  55      4/25/2011        9.627           17.573
  56      5/25/2011        9.941           17.822
  57      6/25/2011        9.613           17.436
  58      7/25/2011        9.932           17.685

           PAYMENT     AVAIL. FUNDS     AVAIL. FUNDS
PERIOD      DATE      CAP (%) (1)(2)   CAP (%) (1)(3)
------   ----------   --------------   --------------
  59      8/25/2011        9.616           17.309
  60      9/25/2011        9.608           17.246
  61     10/25/2011        9.921           17.511
  62     11/25/2011        9.594           17.144
  63     12/25/2011        9.906           17.408
  64      1/25/2012        9.579           17.042
  65      2/25/2012        9.572           16.999
  66      3/25/2012       10.224           17.608
  67      4/25/2012        9.557           11.364
  68      5/25/2012        9.868           11.723
  69      6/25/2012        9.542           11.326
  70      7/25/2012        9.852           11.686
  71      8/25/2012        9.527           11.293
  72      9/25/2012        9.519           11.274
  73     10/25/2012        9.829           11.630
  74     11/25/2012        9.504           11.236
  75     12/25/2012        9.813           11.591
  76      1/25/2013        9.489           11.199
  77      2/25/2013        9.482           11.183
  78      3/25/2013       10.489           12.360

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3300% and 5.4280%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 5.3300% and 5.4280%, respectively, for the first Distribution Date and all increase to 20.0000% for each Distribution Date thereafter. The values indicated include any Net Swap Payments received from the Swap Counterparty and proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLML 2006-MLN1

                         DISCOUNT MARGIN TABLE (TO CALL)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
DISCOUNT MARGIN           14              14              14              14              14
WAL (YRS)               22.88            2.80            2.16            1.23            0.96
MOD DURN (YRS)          12.33            2.44            1.94            1.16            0.92
PRINCIPAL WINDOW    Oct06 - Jun36   Oct06 - Dec14   Oct06 - Mar13   Oct06 - Mar09   Oct06 - Jul08

CLASS A-2A
PRICE = 100.0000%
DISCOUNT MARGIN           6               6               6               6               6
WAL (YRS)               18.25            1.17            1.00            0.72            0.58
MOD DURN (YRS)          10.96            1.12            0.96            0.70            0.56
PRINCIPAL WINDOW    Oct06 - Jul33   Oct06 - Oct08   Oct06 - Jun08   Oct06 - Jan08   Oct06 - Sep07

CLASS A-2B
PRICE = 100.0000%
DISCOUNT MARGIN           11              11              11              11              11
WAL (YRS)               28.45            2.46            2.00            1.50            1.13
MOD DURN (YRS)          14.22            2.27            1.87            1.42            1.08
PRINCIPAL WINDOW    Jul33 - Jun36   Oct08 - Aug09   Jun08 - Jan09   Jan08 - May08   Sep07 - Jan08

CLASS A-2C
PRICE = 100.0000%
DISCOUNT MARGIN           15              15              15              15              15
WAL (YRS)               29.74            4.95            3.41            1.87            1.52
MOD DURN (YRS)          14.41            4.25            3.04            1.76            1.44
PRINCIPAL WINDOW    Jun36 - Jun36   Aug09 - Jun14   Jan09 - Sep12   May08 - Oct08   Jan08 - Jun08

CLASS A-2D
PRICE = 100.0000%
DISCOUNT MARGIN           24              24              24              24              24
WAL (YRS)               29.74            8.21            6.45            2.26            1.75
MOD DURN (YRS)          14.26            6.50            5.35            2.10            1.65
PRINCIPAL WINDOW    Jun36 - Jun36   Jun14 - Dec14   Sep12 - Mar13   Oct08 - Feb09   Jun08 - Jul08

CLASS M-1
PRICE = 100.0000%
DISCOUNT MARGIN           29              29              29              29              29
WAL (YRS)               29.66            5.47            4.86            3.91            2.49
MOD DURN (YRS)          14.17            4.57            4.18            3.46            2.29
PRINCIPAL WINDOW    Mar35 - Jun36   Jan10 - Dec14   Aug10 - Mar13   Aug10 - Aug10   Mar09 - Mar09

CLASS M-2
PRICE = 100.0000%
DISCOUNT MARGIN           31              31              31              31              31
WAL (YRS)               29.66            5.45            4.68            3.89            2.48
MOD DURN (YRS)          14.13            4.55            4.03            3.45            2.28
PRINCIPAL WINDOW    Mar35 - Jun36   Dec09 - Dec14   May10 - Mar13   Jun10 - Aug10   Feb09 - Mar09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLML 2006-MLN1

                    DISCOUNT MARGIN TABLE (TO CALL) (CONT'D)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS M-3
PRICE = 100.0000%
DISCOUNT MARGIN           33              33              33              33              33
WAL (YRS)               29.66            5.44            4.59            3.64            2.30
MOD DURN (YRS)          14.10            4.54            3.96            3.25            2.13
PRINCIPAL WINDOW    Mar35 - Jun36   Dec09 - Dec14   Mar10 - Mar13   Feb10 - Aug10   Nov08 - Mar09

CLASS M-4
PRICE = 100.0000%
DISCOUNT MARGIN           38              38              38              38              38
WAL (YRS)               29.66            5.43            4.54            3.45            2.18
MOD DURN (YRS)          14.02            4.53            3.91            3.09            2.02
PRINCIPAL WINDOW    Mar35 - Jun36   Nov09 - Dec14   Feb10 - Mar13   Nov09 - Aug10   Sep08 - Mar09

CLASS M-5
PRICE = 100.0000%
DISCOUNT MARGIN           41              41              41              41              41
WAL (YRS)               29.66            5.42            4.50            3.31            2.11
MOD DURN (YRS)          13.97            4.52            3.88            2.98            1.97
PRINCIPAL WINDOW    Mar35 - Jun36   Nov09 - Dec14   Jan10 - Mar13   Sep09 - Aug10   Sep08 - Mar09

CLASS M-6
PRICE = 100.0000%
DISCOUNT MARGIN           47              47              47              47              47
WAL (YRS)               29.66            5.42            4.48            3.21            2.09
MOD DURN (YRS)          13.88            4.51            3.85            2.89            1.94
PRINCIPAL WINDOW    Mar35 - Jun36   Nov09 - Dec14   Dec09 - Mar13   Aug09 - Aug10   Aug08 - Mar09

CLASS B-1
PRICE = 100.0000%
DISCOUNT MARGIN           80              80              80              80              80
WAL (YRS)               29.66            5.42            4.45            3.14            2.06
MOD DURN (YRS)          13.38            4.46            3.80            2.81            1.91
PRINCIPAL WINDOW    Mar35 - Jun36   Oct09 - Dec14   Dec09 - Mar13   Jul09 - Aug10   Aug08 - Mar09

CLASS B-2
PRICE = 100.0000%
DISCOUNT MARGIN          100             100             100             100             100
WAL (YRS)               29.66            5.41            4.43            3.08            2.06
MOD DURN (YRS)          13.09            4.42            3.76            2.75            1.90
PRINCIPAL WINDOW    Mar35 - Jun36   Oct09 - Dec14   Nov09 - Mar13   Jun09 - Aug10   Aug08 - Mar09

CLASS B-3
PRICE = 100.0000%
DISCOUNT MARGIN          200             200             200             200             200
WAL (YRS)               29.66            5.41            4.42            3.04            2.03
MOD DURN (YRS)          11.77            4.28            3.65            2.66            1.85
PRINCIPAL WINDOW    Mar35 - Jun36   Oct09 - Dec14   Nov09 - Mar13   May09 - Aug10   Jul08 - Mar09

CLASS B-4
PRICE = 91.2228%
DISCOUNT MARGIN          332             464             500             593             742
WAL (YRS)               29.66            5.41            4.41            3.01            2.01
MOD DURN (YRS)          10.46            4.07            3.48            2.54            1.76
PRINCIPAL WINDOW    Mar35 - Jun36   Oct09 - Dec14   Oct09 - Mar13   Apr09 - Aug10   Jul08 - Mar09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLML 2006-MLN1

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS A-1
PRICE = 100.0000%
DISCOUNT MARGIN           14              15              15              14              14
WAL (YRS)               22.89            3.09            2.40            1.23            0.96
MOD DURN (YRS)          12.33            2.60            2.08            1.16            0.92
PRINCIPAL WINDOW    Oct06 - Jul36   Oct06 - Oct25   Oct06 - Dec21   Oct06 - Mar09   Oct06 - Jul08

CLASS A-2A
PRICE = 100.0000%
DISCOUNT MARGIN           6               6               6               6               6
WAL (YRS)               18.25            1.17            1.00            0.72            0.58
MOD DURN (YRS)          10.96            1.12            0.96            0.70            0.56
PRINCIPAL WINDOW    Oct06 - Jul33   Oct06 - Oct08   Oct06 - Jun08   Oct06 - Jan08   Oct06 - Sep07

CLASS A-2B
PRICE = 100.0000%
DISCOUNT MARGIN           11              11              11              11              11
WAL (YRS)               28.45            2.46            2.00            1.50            1.13
MOD DURN (YRS)          14.22            2.27            1.87            1.42            1.08
PRINCIPAL WINDOW    Jul33 - Jun36   Oct08 - Aug09   Jun08 - Jan09   Jan08 - May08   Sep07 - Jan08

CLASS A-2C
PRICE = 100.0000%
DISCOUNT MARGIN           15              15              15              15              15
WAL (YRS)               29.76            4.95            3.41            1.87            1.52
MOD DURN (YRS)          14.41            4.25            3.04            1.76            1.44
PRINCIPAL WINDOW    Jun36 - Jul36   Aug09 - Jun14   Jan09 - Sep12   May08 - Oct08   Jan08 - Jun08

CLASS A-2D
PRICE = 100.0000%
DISCOUNT MARGIN           24              28              28              24              24
WAL (YRS)               29.82           10.81            8.46            2.26            1.75
MOD DURN (YRS)          14.28            7.92            6.58            2.10            1.65
PRINCIPAL WINDOW    Jul36 - Jul36   Jun14 - Dec23   Sep12 - Dec20   Oct08 - Feb09   Jun08 - Jul08

CLASS M-1
PRICE = 100.0000%
DISCOUNT MARGIN           29              30              30              34              35
WAL (YRS)               29.67            6.12            5.39            6.54            4.40
MOD DURN (YRS)          14.17            4.93            4.50            5.35            3.82
PRINCIPAL WINDOW    Mar35 - Jul36   Jan10 - Oct22   Aug10 - Mar20   Jun11 - Jan17   Oct09 - Dec13

CLASS M-2
PRICE = 100.0000%
DISCOUNT MARGIN           31              32              32              33              33
WAL (YRS)               29.67            6.08            5.19            4.46            2.88
MOD DURN (YRS)          14.14            4.90            4.35            3.88            2.62
PRINCIPAL WINDOW    Mar35 - Jul36   Dec09 - Feb22   May10 - Jul19   Jun10 - Oct14   Feb09 - Apr12

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLML 2006-MLN1

                  DISCOUNT MARGIN TABLE (TO MATURITY) (CONT'D)

                          0%             80%             100%            150%            200%
                    PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED   PRICING SPEED
                    -------------   -------------   -------------   -------------   -------------
CLASS M-3
PRICE = 100.0000%
DISCOUNT MARGIN           33              34              34              34              34
WAL (YRS)               29.67            6.06            5.08            3.97            2.54
MOD DURN (YRS)          14.10            4.88            4.26            3.49            2.32
PRINCIPAL WINDOW    Mar35 - Jul36   Dec09 - Jul21   Mar10 - Nov18   Feb10 - Apr14   Nov08 - Nov11

CLASS M-4
PRICE = 100.0000%
DISCOUNT MARGIN           38              39              39              39              40
WAL (YRS)               29.67            6.04            5.01            3.76            2.40
MOD DURN (YRS)          14.03            4.86            4.21            3.32            2.20
PRINCIPAL WINDOW    Mar35 - Jul36   Nov09 - Jun21   Feb10 - May18   Nov09 - Dec13   Sep08 - Aug11

CLASS M-5
PRICE = 100.0000%
DISCOUNT MARGIN           41              42              42              42              43
WAL (YRS)               29.67            6.01            4.96            3.61            2.33
MOD DURN (YRS)          13.98            4.84            4.16            3.20            2.14
PRINCIPAL WINDOW    Mar35 - Jul36   Nov09 - Nov20   Jan10 - Nov17   Sep09 - Aug13   Sep08 - May11

CLASS M-6
PRICE = 100.0000%
DISCOUNT MARGIN           47              48              49              49              49
WAL (YRS)               29.67            5.97            4.90            3.49            2.29
MOD DURN (YRS)          13.88            4.81            4.12            3.09            2.10
PRINCIPAL WINDOW    Mar35 - Jul36   Nov09 - Mar20   Dec09 - Apr17   Aug09 - Apr13   Aug08 - Feb11

CLASS B-1
PRICE = 100.0000%
DISCOUNT MARGIN           80              82              82              82              83
WAL (YRS)               29.67            5.92            4.83            3.39            2.24
MOD DURN (YRS)          13.38            4.73            4.03            3.00            2.05
PRINCIPAL WINDOW    Mar35 - Jul36   Oct09 - Jun19   Dec09 - Sep16   Jul09 - Nov12   Aug08 - Nov10

CLASS B-2
PRICE = 100.0000%
DISCOUNT MARGIN          100             102             103             103             103
WAL (YRS)               29.67            5.84            4.76            3.30            2.21
MOD DURN (YRS)          13.09            4.66            3.96            2.91            2.02
PRINCIPAL WINDOW    Mar35 - Jul36   Oct09 - Aug18   Nov09 - Jan16   Jun09 - Jun12   Aug08 - Jul10

CLASS B-3
PRICE = 100.0000%
DISCOUNT MARGIN          200             204             204             204             205
WAL (YRS)               29.67            5.75            4.68            3.21            2.15
MOD DURN (YRS)          11.77            4.45            3.80            2.78            1.94
PRINCIPAL WINDOW    Mar35 - Jul36   Oct09 - Aug17   Nov09 - Apr15   May09 - Dec11   Jul08 - Feb10

CLASS B-4
PRICE = 91.2228%
DISCOUNT MARGIN          332             462             498             588             733
WAL (YRS)               29.67            5.59            4.54            3.10            2.07
MOD DURN (YRS)          10.46            4.15            3.55            2.60            1.81
PRINCIPAL WINDOW    Mar35 - Jul36   Oct09 - Sep16   Oct09 - Jul14   Apr09 - Jun11   Jul08 - Oct09

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown):

                                 FORWARD LIBOR
                        ------------------------------
                        35% LOSS   45% LOSS   55% LOSS
                        SEVERITY   SEVERITY   SEVERITY
                        --------   --------   --------
CLASS M-1   CDR Break    38.77%     27.27%     21.03%
            Cum Loss     21.74%     22.77%     23.50%
CLASS M-2   CDR Break    31.42%     22.68%     17.74%
            Cum Loss     19.30%     20.22%     20.88%
CLASS M-3   CDR Break    27.04%     19.83%     15.66%
            Cum Loss     17.61%     18.47%     19.07%
CLASS M-4   CDR Break    23.66%     17.57%     13.98%
            Cum Loss     16.17%     16.96%     17.52%
CLASS M-5   CDR Break    20.75%     15.58%     12.47%
            Cum Loss     14.82%     15.55%     16.06%
CLASS M-6   CDR Break    18.21%     13.80%     11.11%
            Cum Loss     13.53%     14.20%     14.66%
CLASS B-1   CDR Break    15.94%     12.18%      9.85%
            Cum Loss     12.30%     12.90%     13.31%
CLASS B-2   CDR Break    13.96%     10.74%      8.73%
            Cum Loss     11.14%     11.68%     12.05%
CLASS B-3   CDR Break    12.69%      9.83%      8.03%
            Cum Loss     10.36%     10.87%     11.24%
CLASS B-4   CDR Break
            Cum Loss

                                 FORWARD CURVES

                               (PERFORMANCE GRAPH)

                              (PLOT POINTS TO COME)

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                     FREE WRITING PROSPECTUS FOR
(MERRILL LYNCH LOGO)                                              MLMI 2006-MLN1

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 5.3300%, 6ML = 5.4280%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates and the net swap payment, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

           EXCESS SPREAD IN      EXCESS SPREAD IN
 PERIOD   BPS (STATIC LIBOR)   BPS (FORWARD LIBOR)
 ------   ------------------   -------------------
Avg yr1           260                  259
Avg yr2           320                  322
Avg yr3           497                  481
Avg yr4           488                  479
Avg yr5           480                  475

         EXCESS SPREAD IN BPS   1 MONTH FORWARD   6 MONTH FORWARD   EXCESS SPREAD IN BPS
PERIOD      (STATIC LIBOR)           LIBOR             LIBOR           (FORWARD LIBOR)
------   --------------------   ---------------   ---------------   --------------------
   1               *                 5.3300%          5.4280%                 *
   2              239                5.3480%          5.4180%                237
   3              257                5.4130%          5.4030%                249
   4              239                5.4340%          5.3710%                229
   5              240                5.3700%          5.3290%                235
   6              295                5.3050%          5.2880%                298
   7              265                5.2740%          5.2510%                265
   8              266                5.2570%          5.2120%                267
   9              265                5.2280%          5.1690%                265
  10              267                5.1840%          5.1270%                268
  11              264                5.1330%          5.0890%                266
  12              264                5.0860%          5.0560%                267
  13              268                5.0440%          5.0280%                272
  14              264                5.0090%          5.0020%                270
  15              268                4.9800%          4.9780%                276
  16              264                4.9590%          4.9560%                272
  17              264                4.9400%          4.9360%                274
  18              275                4.9180%          4.9180%                286
  19              264                4.8920%          4.9040%                277
  20              270                4.8690%          4.8970%                284
  21              266                4.8510%          4.8970%                281
  22              457                4.8400%          4.9020%                439
  23              488                4.8350%          4.9120%                465
  24              488                4.8390%          4.9260%                465
  25              495                4.8510%          4.9420%                472
  26              488                4.8660%          4.9580%                466
  27              496                4.8820%          4.9750%                474
  28              488                4.8990%          4.9920%                472
  29              488                4.9160%          5.0080%                474
  30              516                4.9330%          5.0230%                500
  31              489                4.9490%          5.0360%                474
  32              499                4.9650%          5.0470%                483
  33              491                4.9800%          5.0560%                475
  34              508                4.9920%          5.0640%                494
  35              505                5.0020%          5.0710%                492
  36              506                5.0100%          5.0770%                493
  37              516                5.0150%          5.0830%                503
  38              478                5.0200%          5.0900%                466
  39              492                5.0260%          5.0970%                480
  40              482                5.0320%          5.1040%                473

         EXCESS SPREAD IN BPS   1 MONTH FORWARD   6 MONTH FORWARD   EXCESS SPREAD IN BPS
PERIOD      (STATIC LIBOR)           LIBOR             LIBOR           (FORWARD LIBOR)
------   --------------------   ---------------   ---------------   --------------------
  41              482                5.0380%          5.1120%                473
  42              513                5.0450%          5.1210%                503
  43              481                5.0530%          5.1310%                472
  44              491                5.0610%          5.1410%                482
  45              480                5.0700%          5.1510%                471
  46              490                5.0800%          5.1620%                483
  47              478                5.0900%          5.1720%                473
  48              478                5.1010%          5.1830%                472
  49              488                5.1120%          5.1930%                481
  50              476                5.1230%          5.2030%                469
  51              487                5.1330%          5.2120%                479
  52              475                5.1430%          5.2200%                471
  53              474                5.1520%          5.2270%                470
  54              507                5.1600%          5.2330%                502
  55              472                5.1680%          5.2390%                468
  56              483                5.1750%          5.2430%                478
  57              471                5.1810%          5.2460%                466
  58              482                5.1850%          5.2480%                478
  59              470                5.1890%          5.2510%                467
  60              470                5.1910%          5.2520%                466
  61              480                5.1920%          5.2540%                477
  62              468                5.1940%          5.2570%                464
  63              479                5.1950%          5.2600%                475
  64              466                5.1980%          5.2630%                463
  65              465                5.2000%          5.2670%                462
  66              488                5.2030%          5.2720%                485
  67              453                5.2070%          5.2770%                455
  68              471                5.2110%          5.2830%                472
  69              451                5.2160%          5.2900%                452
  70              469                5.2210%          5.2960%                471
  71              449                5.2270%          5.3030%                452
  72              448                5.2340%          5.3100%                450
  73              466                5.2410%          5.3170%                467
  74              447                5.2490%          5.3240%                447
  75              465                5.2560%          5.3290%                464
  76              445                5.2620%          5.3350%                446
  77              444                5.2680%          5.3400%                445
  78              500                5.2740%          5.3440%                500
  41              482                5.0380%          5.1120%                473

    RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
        SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.